Small-Cap Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room.

			Market
			Value
		Shares	($000)
Common Stocks (101.2%)[1]
Basic Materials (4.5%)
	Steel Dynamics Inc.	5,172,373	184,033
	RPM International Inc.	2,979,292	160,375
	United States Steel Corp.	3,860,984	127,451
	US Silica Holdings Inc.	1,778,374	100,798
	Scotts Miracle-Gro Co. Class A	1,015,057	96,989
	Olin Corp.	3,690,675	94,518
	Royal Gold Inc.	1,458,544	92,399
	NewMarket Corp.	211,797	89,768
	Chemours Co.	4,060,568	89,698
	Huntsman Corp.	4,520,719	86,255
	Sensient Technologies Corp.	995,280	78,209
*	AK Steel Holding Corp.	6,990,072	71,369
*	Versum Materials Inc.	2,417,908	67,871
	CONSOL Energy Inc.	3,586,538	65,383
	Cabot Corp.	1,252,716	63,312
	Minerals Technologies Inc.	780,366	60,283
	PolyOne Corp.	1,871,458	59,961
	Balchem Corp.	709,027	59,502
	Compass Minerals International Inc.	754,434	59,110
*	Alcoa Corp.	2,037,355	57,209
	Commercial Metals Co.	2,574,790	56,079
	Domtar Corp.	1,397,595	54,548
	HB Fuller Co.	1,124,461	54,323
*	Univar Inc.	1,855,567	52,642
*	Ingevity Corp.	940,516	51,597
	Worthington Industries Inc.	992,598	47,089
*	Chemtura Corp.	1,406,381	46,692
	Hecla Mining Co.	8,849,473	46,371
*	Stillwater Mining Co.	2,703,895	43,560
	KapStone Paper and Packaging Corp.	1,942,068	42,823
*	Platform Specialty Products Corp.	4,363,995	42,811
*	GCP Applied Technologies Inc.	1,586,552	42,440
*,^	Fairmount Santrol Holdings Inc.	3,482,407	41,058
*,^	Cliffs Natural Resources Inc.	4,632,927	38,963
^	Allegheny Technologies Inc.	2,432,563	38,751
*	Cambrex Corp.	717,910	38,731
*	Coeur Mining Inc.	4,198,089	38,161
	Carpenter Technology Corp.	1,041,013	37,653
	Stepan Co.	450,255	36,687
*	Arch Coal Inc. Class A	466,091	36,378
	Quaker Chemical Corp.	283,466	36,267
	Innospec Inc.	508,745	34,849
	Kaiser Aluminum Corp.	379,933	29,517
*	Ferro Corp.	1,873,092	26,841
*	Clearwater Paper Corp.	373,398	24,476
	PH Glatfelter Co.	980,067	23,414
	Innophos Holdings Inc.	415,868	21,733
	A Schulman Inc.	627,822	21,001
*	Kraton Corp.	692,560	19,724
	Calgon Carbon Corp.	1,145,060	19,466

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	Deltic Timber Corp.	245,710	18,937
*	Koppers Holdings Inc.	442,815	17,845
	Tredegar Corp.	629,679	15,112
	Rayonier Advanced Materials Inc.	973,418	15,049
	Tronox Ltd. Class A	1,387,203	14,302
	Haynes International Inc.	281,793	12,114
	American Vanguard Corp.	596,471	11,422
*	Century Aluminum Co.	1,068,189	9,144
*	Resolute Forest Products Inc.	1,323,374	7,080
	FutureFuel Corp.	508,004	7,061
*	SunCoke Energy Inc.	463,024	5,251
	Kronos Worldwide Inc.	389,378	4,649
			3,047,104
Consumer Goods (7.1%)
*	Middleby Corp.	1,284,847	165,501
	Leggett & Platt Inc.	2,985,163	145,915
	Pinnacle Foods Inc.	2,636,651	140,929
	Gentex Corp.	6,398,064	125,978
	Thor Industries Inc.	1,115,552	111,611
*	Post Holdings Inc.	1,376,370	110,646
	Brunswick Corp.	2,002,859	109,236
*	Toll Brothers Inc.	3,295,888	102,173
	Ingredion Inc.	808,349	101,011
*	Take-Two Interactive Software Inc.	1,932,913	95,273
	Pool Corp.	876,959	91,502
*	TreeHouse Foods Inc.	1,266,775	91,448
	Carter's Inc.	1,047,319	90,478
*	Hain Celestial Group Inc.	2,310,105	90,163
	Goodyear Tire & Rubber Co.	2,914,708	89,977
	Flowers Foods Inc.	4,172,949	83,334
*,^	Tempur Sealy International Inc.	1,098,987	75,039
*	Skechers U.S.A. Inc. Class A	2,977,368	73,184
*	Tenneco Inc.	1,167,573	72,938
*,^	Herbalife Ltd.	1,454,479	70,019
	Snyder's-Lance Inc.	1,719,626	65,930
	B&G Foods Inc.	1,482,689	64,942
	Spectrum Brands Holdings Inc.	530,662	64,916
	Energizer Holdings Inc.	1,378,598	61,499
	Visteon Corp.	759,504	61,019
	Dana Inc.	3,211,726	60,959
	Lancaster Colony Corp.	428,772	60,624
*	Manitowoc Foodservice Inc.	3,099,449	59,912
	Drew Industries Inc.	524,686	56,535
	HNI Corp.	994,482	55,611
	Nu Skin Enterprises Inc. Class A	1,155,133	55,192
*	Dorman Products Inc.	734,312	53,649
*	Kate Spade & Co.	2,861,379	53,422
	CalAtlantic Group Inc.	1,555,025	52,886
*	Helen of Troy Ltd.	622,438	52,565
*	Avon Products Inc.	9,770,695	49,244
	Vector Group Ltd.	2,141,213	48,691
*	Vista Outdoor Inc.	1,313,344	48,462
	Tupperware Brands Corp.	903,260	47,530
*,^	Blue Buffalo Pet Products Inc.	1,974,819	47,475
*	Darling Ingredients Inc.	3,675,998	47,457
	Cooper Tire & Rubber Co.	1,194,023	46,388
	Wolverine World Wide Inc.	2,093,110	45,944
	Herman Miller Inc.	1,339,975	45,827
	Fresh Del Monte Produce Inc.	751,960	45,591
	J&J Snack Foods Corp.	333,753	44,533
	Dean Foods Co.	2,020,949	44,016
*	Steven Madden Ltd.	1,218,430	43,559
*	Zynga Inc. Class A	16,447,920	42,271
*	Cooper-Standard Holdings Inc.	394,273	40,760

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	Sanderson Farms Inc.	428,555	40,387
*	Deckers Outdoor Corp.	716,521	39,688
*	TRI Pointe Group Inc.	3,217,152	36,933
	Columbia Sportswear Co.	623,449	36,347
	WD-40 Co.	300,691	35,151
	La-Z-Boy Inc.	1,097,981	34,092
*	US Foods Holding Corp.	1,231,565	33,843
*	iRobot Corp.	575,591	33,643
*	American Axle & Manufacturing Holdings Inc.	1,714,778	33,095
*	Boston Beer Co. Inc. Class A	194,793	33,086
*	ACCO Brands Corp.	2,412,071	31,478
	Schweitzer-Mauduit International Inc.	688,171	31,332
	Steelcase Inc. Class A	1,746,993	31,271
	Universal Corp.	486,103	30,989
*	Meritage Homes Corp.	854,317	29,730
	Knoll Inc.	1,050,799	29,349
^	Cal-Maine Foods Inc.	637,467	28,160
*	Gentherm Inc.	821,141	27,796
*,^	Wayfair Inc.	775,032	27,165
	Interface Inc. Class A	1,458,328	27,052
	KB Home	1,703,755	26,936
*	G-III Apparel Group Ltd.	868,467	25,672
	Andersons Inc.	573,029	25,614
	MDC Holdings Inc.	926,215	23,767
*,^	Fitbit Inc. Class A	3,229,235	23,638
*	Fossil Group Inc.	913,533	23,624
*	Central Garden & Pet Co. Class A	754,246	23,306
*	Select Comfort Corp.	1,006,194	22,760
*	Seaboard Corp.	5,262	20,795
	Ethan Allen Interiors Inc.	560,057	20,638
	Oxford Industries Inc.	338,492	20,354
	Briggs & Stratton Corp.	908,154	20,216
	Coca-Cola Bottling Co. Consolidated	104,919	18,765
*,^	GoPro Inc. Class A	1,859,951	16,200
^	Tootsie Roll Industries Inc.	386,684	15,371
*	Modine Manufacturing Co.	1,019,080	15,184
*	USANA Health Sciences Inc.	244,705	14,976
^	Valvoline Inc.	684,101	14,708
	Superior Industries International Inc.	516,393	13,607
	National Beverage Corp.	260,753	13,319
	AdvancePierre Foods Holdings Inc.	431,687	12,856
	Inter Parfums Inc.	385,603	12,629
	National Presto Industries Inc.	118,145	12,571
*	Taylor Morrison Home Corp. Class A	650,480	12,528
	Phibro Animal Health Corp. Class A	417,891	12,244
*	Crocs Inc.	1,570,360	10,773
*	Iconix Brand Group Inc.	1,079,716	10,085
	Movado Group Inc.	349,426	10,046
*	Acushnet Holdings Corp.	495,697	9,770
*	Eastman Kodak Co.	522,213	8,094
*	Federal-Mogul Holdings Corp.	761,862	7,855
*	Central Garden & Pet Co.	231,489	7,660
*	elf Beauty Inc.	252,329	7,302
*	Revlon Inc. Class A	238,371	6,949
	Metaldyne Performance Group Inc.	302,169	6,935
*,^	Amplify Snack Brands Inc.	681,652	6,005
	Titan International Inc.	484,275	5,429
*	Vera Bradley Inc.	415,162	4,866
*	Tesla Motors Inc.	53	11
			4,818,409
Consumer Services (12.1%)
	Domino's Pizza Inc.	1,073,653	170,968
*	JetBlue Airways Corp.	7,229,327	162,081
*	Burlington Stores Inc.	1,576,450	133,604

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	KAR Auction Services Inc.	3,085,242	131,493
	Vail Resorts Inc.	810,299	130,709
*	Copart Inc.	2,173,558	120,437
*	VCA Inc.	1,721,300	118,167
	Service Corp. International	4,041,102	114,767
*	ServiceMaster Global Holdings Inc.	3,009,262	113,359
	Sabre Corp.	4,380,427	109,292
	Dunkin' Brands Group Inc.	2,048,524	107,425
	Casey's General Stores Inc.	874,839	104,001
	TEGNA Inc.	4,788,117	102,418
*	Panera Bread Co. Class A	487,548	99,991
	Dun & Bradstreet Corp.	821,406	99,653
	Dick's Sporting Goods Inc.	1,865,489	99,057
	Six Flags Entertainment Corp.	1,644,555	98,607
*	Rite Aid Corp.	11,747,703	96,801
^	Cracker Barrel Old Country Store Inc.	536,797	89,634
	Cinemark Holdings Inc.	2,335,299	89,582
*	Spirit Airlines Inc.	1,547,971	89,566
*	Sally Beauty Holdings Inc.	3,218,052	85,021
	CST Brands Inc.	1,690,255	81,386
	Jack in the Box Inc.	722,042	80,609
*	Live Nation Entertainment Inc.	2,952,859	78,546
*	Madison Square Garden Co. Class A	434,050	74,444
	Rollins Inc.	2,190,962	74,011
*	GrubHub Inc.	1,911,362	71,905
*	Cabela's Inc.	1,227,039	71,843
*	Bright Horizons Family Solutions Inc.	997,651	69,856
*	AMC Networks Inc. Class A	1,316,012	68,880
	Texas Roadhouse Inc. Class A	1,417,312	68,371
*	Avis Budget Group Inc.	1,766,378	64,791
*	Hawaiian Holdings Inc.	1,133,320	64,599
*	Pandora Media Inc.	4,950,082	64,549
	Cable One Inc.	102,044	63,444
*	Buffalo Wild Wings Inc.	406,396	62,748
*	Grand Canyon Education Inc.	1,057,004	61,782
*	Beacon Roofing Supply Inc.	1,337,643	61,625
*	Yelp Inc. Class A	1,576,781	60,123
	GameStop Corp. Class A	2,322,002	58,654
	Wendy's Co.	4,304,794	58,201
	Tribune Media Co. Class A	1,659,091	58,035
*	Lions Gate Entertainment Corp. Class B	2,352,661	57,734
*	Sprouts Farmers Market Inc.	3,019,441	57,128
	Cheesecake Factory Inc.	953,232	57,080
	John Wiley & Sons Inc. Class A	1,025,418	55,885
	American Eagle Outfitters Inc.	3,653,079	55,417
	Chemed Corp.	344,101	55,197
	Brinker International Inc.	1,108,843	54,921
	Dolby Laboratories Inc. Class A	1,210,888	54,720
*,^	JC Penney Co. Inc.	6,528,337	54,250
*	United Natural Foods Inc.	1,127,693	53,813
	Office Depot Inc.	11,799,373	53,333
*	Dave & Buster's Entertainment Inc.	939,390	52,888
	Papa John's International Inc.	617,782	52,870
	Matthews International Corp. Class A	682,110	52,420
	Meredith Corp.	877,124	51,882
	Aaron's Inc.	1,594,882	51,020
*	Michaels Cos. Inc.	2,493,247	50,987
*	Murphy USA Inc.	818,802	50,332
	Big Lots Inc.	994,081	49,913
	Allegiant Travel Co. Class A	296,572	49,350
	Regal Entertainment Group Class A	2,377,641	48,979
*	Five Below Inc.	1,225,355	48,965
	Hillenbrand Inc.	1,267,344	48,603
	AMERCO	131,342	48,543

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	Sinclair Broadcast Group Inc. Class A	1,445,106	48,194
	Lithia Motors Inc. Class A	496,674	48,093
*	Urban Outfitters Inc.	1,687,204	48,052
*	Liberty Expedia Holdings Inc. Class A	1,208,016	47,922
	Graham Holdings Co. Class B	93,441	47,837
*	Media General Inc.	2,454,628	46,221
	ILG Inc.	2,534,463	46,051
	PriceSmart Inc.	543,074	45,347
	Churchill Downs Inc.	296,682	44,636
*	Acxiom Corp.	1,643,514	44,046
	Bloomin' Brands Inc.	2,353,795	42,439
	Core-Mark Holding Co. Inc.	979,140	42,172
	Choice Hotels International Inc.	751,586	42,126
^	Nexstar Broadcasting Group Inc. Class A	651,401	41,234
	SkyWest Inc.	1,103,405	40,219
*	Sotheby's	1,005,494	40,079
*,^	WebMD Health Corp.	806,058	39,956
	Penske Automotive Group Inc.	761,004	39,450
	Chico's FAS Inc.	2,741,235	39,446
*	Stamps.com Inc.	342,725	39,293
	Extended Stay America Inc.	2,430,381	39,251
	Monro Muffler Brake Inc.	685,202	39,194
	Children's Place Inc.	382,705	38,634
	Marriott Vacations Worldwide Corp.	452,140	38,364
	New York Times Co. Class A	2,863,483	38,084
*	Shutterfly Inc.	720,163	36,138
	Time Inc.	1,990,986	35,539
*	Boyd Gaming Corp.	1,760,092	35,501
	Group 1 Automotive Inc.	453,416	35,339
	DeVry Education Group Inc.	1,118,972	34,912
*	Caesars Acquisition Co. Class A	2,482,258	33,510
	DSW Inc. Class A	1,414,103	32,029
*,^	Groupon Inc. Class A	9,566,526	31,761
	Red Rock Resorts Inc. Class A	1,363,263	31,614
*	Liberty Media Corp-Liberty Media	1,006,289	31,527
*,^	Ollie's Bargain Outlet Holdings Inc.	1,080,194	30,731
*	comScore Inc.	949,205	29,976
*	Houghton Mifflin Harcourt Co.	2,757,577	29,920
	Caleres Inc.	910,581	29,885
*	MSG Networks Inc.	1,382,385	29,721
	DineEquity Inc.	383,793	29,552
*,^	Lions Gate Entertainment Corp. Class A	1,082,671	29,124
	Morningstar Inc.	388,891	28,607
	SeaWorld Entertainment Inc.	1,490,049	28,207
*	Popeyes Louisiana Kitchen Inc.	462,844	27,993
*	SUPERVALU Inc.	5,966,112	27,862
	Tailored Brands Inc.	1,087,393	27,783
*	Asbury Automotive Group Inc.	448,946	27,700
*	Genesco Inc.	437,559	27,172
*,^	RH	874,620	26,851
*	Rush Enterprises Inc. Class A	838,039	26,733
	Scholastic Corp.	552,435	26,235
*	La Quinta Holdings Inc.	1,833,375	26,052
*	Belmond Ltd. Class A	1,948,731	26,016
*	Hertz Global Holdings Inc.	1,204,896	25,978
*	Etsy Inc.	2,187,985	25,774
*	Ascena Retail Group Inc.	4,129,812	25,564
	Gannett Co. Inc.	2,617,211	25,413
	Dillard's Inc. Class A	404,722	25,372
*	Performance Food Group Co.	1,042,341	25,016
*	EW Scripps Co. Class A	1,267,860	24,508
	HSN Inc.	702,426	24,093
	Bob Evans Farms Inc.	441,470	23,491
*	Penn National Gaming Inc.	1,684,070	23,223

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Liberty TripAdvisor Holdings Inc. Class A	1,538,296	23,151
	Sonic Corp.	868,817	23,032
	Capella Education Co.	259,881	22,818
	Planet Fitness Inc. Class A	1,088,708	21,883
	AMC Entertainment Holdings Inc.	648,419	21,819
*	Apollo Education Group Inc.	2,199,700	21,777
*	Herc Holdings Inc.	537,502	21,586
	International Speedway Corp. Class A	577,635	21,257
	National CineMedia Inc.	1,410,769	20,781
	Weis Markets Inc.	302,589	20,225
	ClubCorp Holdings Inc.	1,399,148	20,078
^	Wingstop Inc.	643,228	19,033
*	Hibbett Sports Inc.	491,029	18,315
*	Strayer Education Inc.	225,821	18,208
	Abercrombie & Fitch Co.	1,510,938	18,131
*	Express Inc.	1,663,422	17,898
	New Media Investment Group Inc.	1,112,312	17,786
*	BJ's Restaurants Inc.	441,521	17,352
*	Pinnacle Entertainment Inc.	1,180,782	17,121
	Finish Line Inc. Class A	905,876	17,040
	GNC Holdings Inc. Class A	1,527,439	16,863
*	Scientific Games Corp. Class A	1,173,843	16,434
*	Fiesta Restaurant Group Inc.	540,511	16,134
	Cato Corp. Class A	532,372	16,014
	Guess? Inc.	1,318,904	15,959
*,^	Shake Shack Inc. Class A	445,184	15,933
*,^	Quotient Technology Inc.	1,478,583	15,895
*	SiteOne Landscape Supply Inc.	441,505	15,333
*	Liberty Media Corp-Liberty Media Class A	488,032	15,300
*	Francesca's Holdings Corp.	846,848	15,269
	Buckle Inc.	651,400	14,852
^	Fred's Inc. Class A	794,823	14,752
*	Tile Shop Holdings Inc.	751,673	14,695
*,^	TrueCar Inc.	1,153,453	14,418
	World Wrestling Entertainment Inc. Class A	775,234	14,264
	Pier 1 Imports Inc.	1,670,033	14,262
	Barnes & Noble Inc.	1,236,147	13,783
*	K12 Inc.	774,623	13,293
	Sonic Automotive Inc. Class A	560,044	12,825
*	Vitamin Shoppe Inc.	539,945	12,824
	Rent-A-Center Inc.	1,129,941	12,712
*,^	Diplomat Pharmacy Inc.	978,278	12,326
*	Regis Corp.	779,807	11,323
*,^	Caesars Entertainment Corp.	1,323,462	11,249
*	Bankrate Inc.	1,016,224	11,229
*	Biglari Holdings Inc.	20,760	9,824
	Blue Nile Inc.	236,447	9,607
*,^	Party City Holdco Inc.	671,887	9,541
*,^	Lumber Liquidators Holdings Inc.	580,635	9,139
*	FTD Cos. Inc.	369,696	8,814
*,^	Zumiez Inc.	390,302	8,528
*	American Public Education Inc.	344,925	8,468
*	Barnes & Noble Education Inc.	725,144	8,317
*	Smart & Final Stores Inc.	567,765	8,005
*	RetailMeNot Inc.	830,106	7,720
*	Clean Energy Fuels Corp.	2,604,051	7,448
*,^	Weight Watchers International Inc.	646,338	7,401
*	Global Eagle Entertainment Inc.	1,137,616	7,349
*	Potbelly Corp.	565,839	7,299
*	Angie's List Inc.	858,558	7,066
*	Habit Restaurants Inc. Class A	407,812	7,035
*	Bojangles' Inc.	368,761	6,877
	Speedway Motorsports Inc.	276,943	6,001
*,^	El Pollo Loco Holdings Inc.	475,916	5,854

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Rush Enterprises Inc. Class B	146,991	4,538
*,^	Sears Holdings Corp.	481,657	4,475
*,^	Lands' End Inc.	286,899	4,347
*	Bridgepoint Education Inc.	421,793	4,273
	Clear Channel Outdoor Holdings Inc. Class A	789,044	3,985
*	Trade Desk Inc. Class A	119,684	3,312
*	Conn's Inc.	178,748	2,261
			8,274,743
Financials (27.6%)
*	SVB Financial Group	1,163,177	199,671
*	Signature Bank	1,158,473	174,003
	East West Bancorp Inc.	3,219,268	163,635
	Regency Centers Corp.	2,333,453	160,892
	Apartment Investment & Management Co.	3,503,444	159,232
	Kilroy Realty Corp.	2,060,506	150,870
	American Campus Communities Inc.	2,949,888	146,816
	PacWest Bancorp	2,685,941	146,223
	National Retail Properties Inc.	3,285,437	145,216
	WP Carey Inc.	2,373,468	140,248
	American Financial Group Inc.	1,551,872	136,751
^	Omega Healthcare Investors Inc.	4,357,707	136,222
	Bank of the Ozarks Inc.	2,570,092	135,161
	CBOE Holdings Inc.	1,815,136	134,120
	Endurance Specialty Holdings Ltd.	1,434,179	132,518
	Gaming and Leisure Properties Inc.	4,276,670	130,952
	Liberty Property Trust	3,282,547	129,661
	Starwood Property Trust Inc.	5,725,434	125,673
	RenaissanceRe Holdings Ltd.	918,989	125,185
	Lamar Advertising Co. Class A	1,846,982	124,191
	Equity LifeStyle Properties Inc.	1,714,402	123,608
	Douglas Emmett Inc.	3,214,534	117,523
	Spirit Realty Capital Inc.	10,798,504	117,272
	MarketAxess Holdings Inc.	797,247	117,132
	Hospitality Properties Trust	3,668,318	116,432
	Highwoods Properties Inc.	2,237,632	114,142
	Sun Communities Inc.	1,467,631	112,435
	Forest City Realty Trust Inc. Class A	5,394,149	112,414
	Brown & Brown Inc.	2,504,737	112,362
	Cullen/Frost Bankers Inc.	1,265,322	111,639
	Commerce Bancshares Inc.	1,925,098	111,290
	Webster Financial Corp.	2,048,320	111,183
	Assured Guaranty Ltd.	2,911,338	109,961
	CubeSmart	4,020,404	107,626
	Synovus Financial Corp.	2,594,443	106,580
	DDR Corp.	6,952,277	106,161
	Old Republic International Corp.	5,570,890	105,847
	Prosperity Bancshares Inc.	1,474,039	105,807
	First Horizon National Corp.	5,208,357	104,219
	Arthur J Gallagher & Co.	1,986,819	103,235
*	Western Alliance Bancorp	2,111,619	102,857
	EPR Properties	1,420,847	101,974
	Popular Inc.	2,317,462	101,551
	Senior Housing Properties Trust	5,304,627	100,417
	American Homes 4 Rent Class A	4,779,169	100,267
	Eaton Vance Corp.	2,391,035	100,137
*	Alleghany Corp.	163,543	99,454
	Allied World Assurance Co. Holdings AG	1,845,620	99,128
	DCT Industrial Trust Inc.	2,032,725	97,327
	Weingarten Realty Investors	2,716,856	97,236
	Hudson Pacific Properties Inc.	2,754,188	95,791
	Taubman Centers Inc.	1,282,000	94,778
	Validus Holdings Ltd.	1,683,609	92,615
	Umpqua Holdings Corp.	4,917,485	92,350
	Healthcare Trust of America Inc. Class A	3,164,913	92,131

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	PrivateBancorp Inc.	1,690,404	91,603
	Apple Hospitality REIT Inc.	4,584,268	91,594
	Investors Bancorp Inc.	6,561,491	91,533
*	Howard Hughes Corp.	800,864	91,379
	First American Financial Corp.	2,452,409	89,832
	Life Storage Inc.	1,036,009	88,330
	New Residential Investment Corp.	5,599,977	88,032
	Medical Properties Trust Inc.	7,151,434	87,963
	BankUnited Inc.	2,325,559	87,650
	Gramercy Property Trust	9,456,770	86,813
	Hanover Insurance Group Inc.	950,208	86,478
	Radian Group Inc.	4,788,327	86,094
	STORE Capital Corp.	3,481,179	86,020
*	Texas Capital Bancshares Inc.	1,094,430	85,803
	Chemical Financial Corp.	1,575,378	85,338
*	Equity Commonwealth	2,803,252	84,770
	Bank of Hawaii Corp.	953,321	84,550
	Realogy Holdings Corp.	3,282,657	84,463
	Communications Sales & Leasing Inc.	3,304,928	83,978
	Wintrust Financial Corp.	1,156,046	83,894
	MB Financial Inc.	1,773,019	83,740
*,^	Zillow Group Inc.	2,295,743	83,726
	Associated Banc-Corp	3,360,061	82,994
	IBERIABANK Corp.	987,004	82,662
	Retail Properties of America Inc.	5,300,842	81,262
	Hancock Holding Co.	1,855,049	79,953
	United Bankshares Inc.	1,716,490	79,388
	CyrusOne Inc.	1,771,937	79,259
	Healthcare Realty Trust Inc.	2,587,646	78,457
*	MGIC Investment Corp.	7,607,364	77,519
	LaSalle Hotel Properties	2,525,300	76,946
	Tanger Factory Outlet Centers Inc.	2,147,811	76,849
	Outfront Media Inc.	3,084,312	76,707
	FNB Corp.	4,699,687	75,336
	CNO Financial Group Inc.	3,880,369	74,309
	DuPont Fabros Technology Inc.	1,690,623	74,269
	Aspen Insurance Holdings Ltd.	1,346,257	74,044
	Home BancShares Inc.	2,665,956	74,034
	Sunstone Hotel Investors Inc.	4,834,859	73,732
	First Industrial Realty Trust Inc.	2,613,742	73,315
	Rayonier Inc.	2,747,027	73,071
	Fulton Financial Corp.	3,869,345	72,744
	UMB Financial Corp.	941,921	72,641
	Primerica Inc.	1,024,008	70,810
*	Stifel Financial Corp.	1,405,491	70,204
	Empire State Realty Trust Inc.	3,448,476	69,625
	Education Realty Trust Inc.	1,631,790	69,025
	Washington Federal Inc.	1,989,296	68,332
	White Mountains Insurance Group Ltd.	81,549	68,179
	Pinnacle Financial Partners Inc.	980,024	67,916
	Piedmont Office Realty Trust Inc. Class A	3,244,901	67,851
	Chimera Investment Corp.	3,982,527	67,783
	Two Harbors Investment Corp.	7,773,077	67,781
	TCF Financial Corp.	3,440,221	67,394
	Cousins Properties Inc.	7,906,158	67,281
	ProAssurance Corp.	1,189,917	66,873
	Sterling Bancorp	2,855,518	66,819
*	Liberty Ventures Class A	1,811,963	66,807
	Corporate Office Properties Trust	2,116,116	66,065
	Equity One Inc.	2,106,692	64,654
	RLJ Lodging Trust	2,636,910	64,578
	Brandywine Realty Trust	3,911,090	64,572
	Erie Indemnity Co. Class A	571,043	64,214
	CoreCivic Inc.	2,625,045	64,209

Small-Cap Index Fund

		Market
		Value
	Shares	($000)
Cathay General Bancorp	1,674,549	63,683
^ First Financial Bankshares Inc.	1,402,239	63,381
MFA Financial Inc.	8,303,656	63,357
Paramount Group Inc.	3,952,882	63,207
LPL Financial Holdings Inc.	1,794,361	63,179
Valley National Bancorp	5,399,743	62,853
Hope Bancorp Inc.	2,869,738	62,819
* SLM Corp.	5,695,812	62,768
National Health Investors Inc.	845,333	62,698
Glacier Bancorp Inc.	1,708,872	61,912
Community Bank System Inc.	991,795	61,283
Urban Edge Properties	2,227,508	61,279
NorthStar Realty Finance Corp.	4,036,404	61,152
First Citizens BancShares Inc. Class A	172,103	61,097
Ryman Hospitality Properties Inc.	968,084	60,999
Legg Mason Inc.	2,029,962	60,716
GEO Group Inc.	1,675,062	60,185
CoreSite Realty Corp.	756,908	60,076
Blackstone Mortgage Trust Inc. Class A	1,992,283	59,908
NorthStar Asset Management Group Inc.	4,008,352	59,805
Columbia Property Trust Inc.	2,758,003	59,573
Assurant Inc.	636,497	59,105
Acadia Realty Trust	1,808,527	59,103
RLI Corp.	932,293	58,856
BancorpSouth Inc.	1,882,188	58,442
Federated Investors Inc. Class B	2,054,241	58,094
Columbia Banking System Inc.	1,296,318	57,919
Physicians Realty Trust	3,034,209	57,529
Great Western Bancorp Inc.	1,310,646	57,131
American National Insurance Co.	452,152	56,343
Selective Insurance Group Inc.	1,292,810	55,655
Navient Corp.	3,384,175	55,602
Old National Bancorp	3,014,375	54,711
Washington REIT	1,669,062	54,562
Interactive Brokers Group Inc.	1,442,167	52,654
CVB Financial Corp.	2,294,013	52,602
Mack-Cali Realty Corp.	1,802,589	52,311
DiamondRock Hospitality Co.	4,473,532	51,580
Retail Opportunity Investments Corp.	2,440,770	51,573
EastGroup Properties Inc.	698,054	51,544
Trustmark Corp.	1,434,710	51,147
International Bancshares Corp.	1,252,932	51,120
Evercore Partners Inc. Class A	738,642	50,745
* Essent Group Ltd.	1,559,349	50,476
BGC Partners Inc. Class A	4,904,773	50,176
PS Business Parks Inc.	423,893	49,392
Hilltop Holdings Inc.	1,650,432	49,183
Colony Starwood Homes	1,699,770	48,970
Colony Capital Inc. Class A	2,405,505	48,711
FirstCash Inc.	1,029,074	48,366
Pebblebrook Hotel Trust	1,609,234	47,875
Care Capital Properties Inc.	1,874,948	46,874
Alexander & Baldwin Inc.	1,039,960	46,663
* Blackhawk Network Holdings Inc.	1,236,725	46,594
Xenia Hotels & Resorts Inc.	2,387,206	46,360
EverBank Financial Corp.	2,381,203	46,314
First Midwest Bancorp Inc.	1,816,149	45,821
Lexington Realty Trust	4,235,810	45,747
Capitol Federal Financial Inc.	2,760,477	45,437
South State Corp.	513,767	44,903
United Community Banks Inc.	1,503,337	44,529
QTS Realty Trust Inc. Class A	888,058	44,092
CBL & Associates Properties Inc.	3,814,228	43,864
Kite Realty Group Trust	1,865,742	43,808

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	Janus Capital Group Inc.	3,262,482	43,293
	Financial Engines Inc.	1,175,191	43,188
	Washington Prime Group Inc.	4,139,040	43,087
*	HealthEquity Inc.	1,047,662	42,451
*	Genworth Financial Inc. Class A	11,129,726	42,404
	American Equity Investment Life Holding Co.	1,868,305	42,112
	Argo Group International Holdings Ltd.	635,751	41,896
*,^	Zillow Group Inc. Class A	1,147,099	41,812
	AmTrust Financial Services Inc.	1,523,085	41,702
	Kennedy-Wilson Holdings Inc.	2,029,552	41,606
*,^	LendingClub Corp.	7,924,224	41,602
*	Eagle Bancorp Inc.	675,914	41,197
	LTC Properties Inc.	875,855	41,148
	NBT Bancorp Inc.	973,103	40,754
	WesBanco Inc.	938,113	40,395
	Monogram Residential Trust Inc.	3,725,768	40,313
	STAG Industrial Inc.	1,688,009	40,293
	Banner Corp.	709,115	39,576
*,^	Credit Acceptance Corp.	181,596	39,499
*	Enstar Group Ltd.	199,281	39,398
	Independent Bank Corp.	558,524	39,348
	LegacyTexas Financial Group Inc.	911,223	39,237
*	FCB Financial Holdings Inc. Class A	822,510	39,234
	Northwest Bancshares Inc.	2,149,883	38,762
	HRG Group Inc.	2,483,106	38,637
*	PRA Group Inc.	983,196	38,443
	Horace Mann Educators Corp.	897,847	38,428
	Kemper Corp.	863,978	38,274
	Provident Financial Services Inc.	1,342,958	38,006
	Astoria Financial Corp.	2,036,633	37,983
	Potlatch Corp.	904,858	37,687
	New York REIT Inc.	3,703,936	37,484
	Mercury General Corp.	621,849	37,442
	American Assets Trust Inc.	868,858	37,430
	First Financial Bancorp	1,314,410	37,395
	Simmons First National Corp. Class A	593,564	36,890
	BOK Financial Corp.	441,511	36,663
	Invesco Mortgage Capital Inc.	2,492,017	36,383
	Select Income REIT	1,407,697	35,474
	Park National Corp.	293,836	35,160
	Chesapeake Lodging Trust	1,342,185	34,709
	Waddell & Reed Financial Inc. Class A	1,761,065	34,358
^	Westamerica Bancorporation	544,575	34,270
	Sabra Health Care REIT Inc.	1,384,455	33,808
*	Quality Care Properties Inc.	2,100,091	32,551
	Navigators Group Inc.	276,301	32,534
*	MBIA Inc.	2,890,519	30,929
	Tompkins Financial Corp.	322,547	30,494
^	Government Properties Income Trust	1,589,459	30,303
	Global Net Lease Inc.	3,814,535	29,868
	Ramco-Gershenson Properties Trust	1,785,261	29,600
	Franklin Street Properties Corp.	2,279,144	29,538
	S&T Bancorp Inc.	750,523	29,300
	Boston Private Financial Holdings Inc.	1,763,543	29,187
^	WisdomTree Investments Inc.	2,590,486	28,858
	First Commonwealth Financial Corp.	2,003,208	28,405
	Pennsylvania REIT	1,488,623	28,224
	Beneficial Bancorp Inc.	1,525,790	28,075
	Kearny Financial Corp.	1,779,305	27,668
	Employers Holdings Inc.	680,692	26,955
	National General Holdings Corp.	1,075,311	26,872
	Maiden Holdings Ltd.	1,538,579	26,848
*	OneMain Holdings Inc. Class A	1,206,408	26,710
	Artisan Partners Asset Management Inc. Class A	897,471	26,700

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	CYS Investments Inc.	3,401,856	26,296
	Redwood Trust Inc.	1,711,862	26,037
	Brookline Bancorp Inc.	1,516,064	24,863
	HFF Inc. Class A	817,029	24,715
	Berkshire Hills Bancorp Inc.	667,768	24,607
	Nelnet Inc. Class A	479,665	24,343
	TFS Financial Corp.	1,266,071	24,106
	Safety Insurance Group Inc.	323,485	23,841
	FelCor Lodging Trust Inc.	2,949,003	23,622
*	Piper Jaffray Cos.	320,891	23,265
	Capital Bank Financial Corp.	592,576	23,259
	PennyMac Mortgage Investment Trust	1,415,025	23,164
	United Fire Group Inc.	459,743	22,606
*	Green Dot Corp. Class A	955,176	22,494
	NRG Yield Inc.	1,410,839	22,291
	Capstead Mortgage Corp.	2,156,313	21,973
	CareTrust REIT Inc.	1,426,269	21,850
	City Holding Co.	320,850	21,689
	State Bank Financial Corp.	789,186	21,198
	Infinity Property & Casualty Corp.	237,869	20,909
*	Parkway Inc.	937,350	20,856
*	St. Joe Co.	1,097,595	20,854
	Central Pacific Financial Corp.	662,472	20,815
^	Seritage Growth Properties Class A	486,659	20,785
	Ladder Capital Corp. Class A	1,513,368	20,763
	Towne Bank	623,829	20,742
*,^	Black Knight Financial Services Inc. Class A	544,334	20,576
*	FNFV Group	1,440,098	19,729
	Alexander's Inc.	46,000	19,636
	Investors Real Estate Trust	2,733,653	19,491
*	Walker & Dunlop Inc.	624,372	19,480
*	First BanCorp	2,915,730	19,273
	Hersha Hospitality Trust Class A	887,671	19,085
	Renasant Corp.	445,969	18,829
*	iStar Inc.	1,521,129	18,816
	ServisFirst Bancshares Inc.	498,625	18,669
	Northfield Bancorp Inc.	924,459	18,461
*,^	BofI Holding Inc.	636,065	18,160
*	KCG Holdings Inc. Class A	1,364,829	18,084
	Universal Health Realty Income Trust	275,047	18,040
	New Senior Investment Group Inc.	1,840,538	18,019
	ARMOUR Residential REIT Inc.	820,891	17,805
	Saul Centers Inc.	265,354	17,675
	National Bank Holdings Corp. Class A	550,814	17,565
	FBL Financial Group Inc. Class A	224,058	17,510
	BancFirst Corp.	176,031	16,380
	First Hawaiian Inc.	468,753	16,322
	Oritani Financial Corp.	869,253	16,298
*	Santander Consumer USA Holdings Inc.	1,200,325	16,204
	MTGE Investment Corp.	1,032,035	16,203
	Yadkin Financial Corp.	472,379	16,184
	BNC Bancorp	495,569	15,809
	National Western Life Group Inc. Class A	50,627	15,735
	Moelis & Co. Class A	461,717	15,652
	Cohen & Steers Inc.	465,072	15,626
*	Greenlight Capital Re Ltd. Class A	665,519	15,174
*	Third Point Reinsurance Ltd.	1,306,541	15,091
*,^	Encore Capital Group Inc.	516,933	14,810
	Virtus Investment Partners Inc.	124,930	14,748
	Urstadt Biddle Properties Inc. Class A	609,562	14,697
	Getty Realty Corp.	572,827	14,601
	Greenhill & Co. Inc.	522,466	14,472
	Ashford Hospitality Trust Inc.	1,835,284	14,242
	InfraREIT Inc.	788,207	14,117

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	Investment Technology Group Inc.	702,748	13,872
	Dime Community Bancshares Inc.	684,465	13,758
	First Potomac Realty Trust	1,246,091	13,670
	OFG Bancorp	990,413	12,974
*	Ambac Financial Group Inc.	576,373	12,968
	Silver Bay Realty Trust Corp.	718,920	12,322
	Altisource Residential Corp.	1,095,089	12,090
*	Flagstar Bancorp Inc.	445,004	11,988
	NRG Yield Inc. Class A	778,438	11,957
*	Nationstar Mortgage Holdings Inc.	656,825	11,862
*	Ocwen Financial Corp.	2,076,996	11,195
	Anworth Mortgage Asset Corp.	2,152,724	11,130
	AG Mortgage Investment Trust Inc.	623,270	10,664
	Virtu Financial Inc. Class A	614,975	9,809
*	Forestar Group Inc.	723,834	9,627
	First Interstate BancSystem Inc. Class A	218,077	9,279
*	Marcus & Millichap Inc.	340,561	9,100
	State Auto Financial Corp.	329,956	8,846
	Houlihan Lokey Inc.	283,338	8,817
*	Tejon Ranch Co.	327,463	8,327
*	PennyMac Financial Services Inc. Class A	449,404	7,483
	OneBeacon Insurance Group Ltd. Class A	454,070	7,288
*,^	Altisource Portfolio Solutions SA	271,899	7,230
*	MoneyGram International Inc.	599,371	7,079
	Ashford Hospitality Prime Inc.	516,457	7,050
*	World Acceptance Corp.	99,400	6,389
^	Fidelity & Guaranty Life	266,580	6,318
	RMR Group Inc. Class A	150,793	5,956
*	EZCORP Inc. Class A	546,272	5,818
*	NewStar Financial Inc.	592,135	5,477
*	Drive Shack Inc.	1,356,539	5,101
*	On Deck Capital Inc.	876,479	4,058
	Associated Capital Group Inc. Class A	99,788	3,278
	GAMCO Investors Inc. Class A	99,938	3,087
	Resource Capital Corp.	329,980	2,749
	Urstadt Biddle Properties Inc.	60,433	1,184
	Newcastle Investment Corp.		—
			18,862,441
Health Care (8.9%)
	Teleflex Inc.	983,733	158,529
*	Align Technology Inc.	1,601,507	153,953
*	MEDNAX Inc.	2,090,946	139,382
	West Pharmaceutical Services Inc.	1,634,273	138,635
*	United Therapeutics Corp.	947,135	135,848
*	WellCare Health Plans Inc.	989,039	135,577
*,^	Ionis Pharmaceuticals Inc.	2,706,593	129,456
	STERIS plc	1,902,525	128,211
*	DexCom Inc.	1,887,474	112,682
*,^	TESARO Inc.	834,904	112,278
*	ABIOMED Inc.	920,284	103,698
*	Exelixis Inc.	6,396,860	95,377
	Bio-Techne Corp.	833,462	85,705
*	Bio-Rad Laboratories Inc. Class A	463,439	84,476
*	Envision Healthcare Corp.	1,310,432	82,937
*	Charles River Laboratories International Inc.	1,056,900	80,525
	HealthSouth Corp.	1,904,916	78,559
*	PAREXEL International Corp.	1,189,443	78,170
*	NuVasive Inc.	1,125,763	75,831
*	Alere Inc.	1,942,798	75,711
*	Neurocrine Biosciences Inc.	1,939,904	75,074
	Hill-Rom Holdings Inc.	1,322,661	74,254
*	Endo International plc	4,479,392	73,776
*	Catalent Inc.	2,649,991	71,444
*,^	OPKO Health Inc.	7,492,215	69,678

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Masimo Corp.	1,000,166	67,411
*	Team Health Holdings Inc.	1,496,543	65,025
*,^	ACADIA Pharmaceuticals Inc.	2,163,608	62,398
*	Prestige Brands Holdings Inc.	1,181,990	61,582
	Healthcare Services Group Inc.	1,540,592	60,345
*	INC Research Holdings Inc. Class A	1,137,390	59,827
	Cantel Medical Corp.	745,257	58,689
*	Horizon Pharma plc	3,600,993	58,264
*	Ultragenyx Pharmaceutical Inc.	821,198	57,738
*	Integra LifeSciences Holdings Corp.	667,896	57,299
*,^	Bluebird Bio Inc.	906,423	55,926
*,^	Seattle Genetics Inc.	1,029,069	54,304
*	Wright Medical Group NV	2,306,913	53,013
*	Neogen Corp.	800,320	52,821
*,^	Acadia Healthcare Co. Inc.	1,563,109	51,739
*	Molina Healthcare Inc.	951,646	51,636
*	Brookdale Senior Living Inc.	4,154,874	51,604
*	Medicines Co.	1,501,830	50,972
*	LifePoint Health Inc.	896,678	50,931
	Bruker Corp.	2,328,408	49,316
*	PRA Health Sciences Inc.	891,338	49,131
*,^	ARIAD Pharmaceuticals Inc.	3,903,001	48,553
	Owens & Minor Inc.	1,373,602	48,474
*	ICU Medical Inc.	328,649	48,426
*	Insulet Corp.	1,282,438	48,322
*	VWR Corp.	1,909,451	47,794
*	Haemonetics Corp.	1,158,346	46,566
*	Ironwood Pharmaceuticals Inc. Class A	2,928,886	44,783
*	Akorn Inc.	1,957,848	42,740
*	Ligand Pharmaceuticals Inc.	420,046	42,681
*	Nektar Therapeutics Class A	3,421,617	41,983
*,^	Kite Pharma Inc.	891,024	39,954
*,^	Nevro Corp.	545,951	39,669
*,^	Intercept Pharmaceuticals Inc.	360,111	39,126
*	Magellan Health Inc.	519,060	39,059
	Patterson Cos. Inc.	940,045	38,570
*	Halyard Health Inc.	1,042,317	38,545
*	NxStage Medical Inc.	1,456,402	38,172
*	Globus Medical Inc.	1,525,855	37,856
*,^	Penumbra Inc.	566,774	36,160
*	Sage Therapeutics Inc.	708,075	36,154
*	HMS Holdings Corp.	1,904,915	34,593
*,^	Juno Therapeutics Inc.	1,773,147	33,424
*,^	Radius Health Inc.	866,512	32,953
*,^	Clovis Oncology Inc.	732,374	32,532
*,^	Exact Sciences Corp.	2,416,933	32,290
*,^	Sarepta Therapeutics Inc.	1,158,189	31,769
*	Select Medical Holdings Corp.	2,365,652	31,345
*	Agios Pharmaceuticals Inc.	750,134	31,303
*	Alnylam Pharmaceuticals Inc.	813,286	30,449
*	Surgical Care Affiliates Inc.	634,113	29,340
*,^	Intrexon Corp.	1,191,490	28,953
*	Portola Pharmaceuticals Inc.	1,262,566	28,332
*,^	Theravance Biopharma Inc.	871,578	27,786
*	AMAG Pharmaceuticals Inc.	763,903	26,584
*	Tenet Healthcare Corp.	1,779,942	26,414
*	Spark Therapeutics Inc.	515,382	25,718
*	Pacira Pharmaceuticals Inc.	793,434	25,628
	Abaxis Inc.	483,114	25,494
*	Myriad Genetics Inc.	1,527,903	25,470
*	Emergent BioSolutions Inc.	768,686	25,244
*	Merit Medical Systems Inc.	952,063	25,230
	CONMED Corp.	565,050	24,958
*,^	Halozyme Therapeutics Inc.	2,473,272	24,436

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	FibroGen Inc.	1,134,785	24,284
	Ensign Group Inc.	1,079,647	23,979
*	Amedisys Inc.	562,274	23,970
*	Air Methods Corp.	731,383	23,295
*	Synergy Pharmaceuticals Inc.	3,817,638	23,249
	Analogic Corp.	278,956	23,139
*	Momenta Pharmaceuticals Inc.	1,506,643	22,675
*	Impax Laboratories Inc.	1,653,901	21,914
*	Puma Biotechnology Inc.	697,172	21,403
*,^	Alder Biopharmaceuticals Inc.	955,537	19,875
*	Acorda Therapeutics Inc.	1,035,781	19,473
*,^	Innoviva Inc.	1,699,769	18,188
*	Luminex Corp.	880,673	17,816
*	Zeltiq Aesthetics Inc.	401,170	17,459
*	Healthways Inc.	734,281	16,705
*	LHC Group Inc.	346,524	15,836
	Meridian Bioscience Inc.	892,947	15,805
	National HealthCare Corp.	206,068	15,618
*,^	Lannett Co. Inc.	705,833	15,564
*	Glaukos Corp.	449,498	15,418
*	Five Prime Therapeutics Inc.	301,267	15,096
*,^	Avexis Inc.	310,074	14,800
	Kindred Healthcare Inc.	1,827,023	14,342
*	HealthStream Inc.	571,398	14,314
*	Orthofix International NV	378,109	13,680
*,^	Community Health Systems Inc.	2,411,845	13,482
*,^	Lexicon Pharmaceuticals Inc.	934,371	12,922
*	Quidel Corp.	585,606	12,544
*	Depomed Inc.	687,495	12,389
*	Natus Medical Inc.	352,927	12,282
*	Genomic Health Inc.	414,998	12,197
*,^	Merrimack Pharmaceuticals Inc.	2,750,969	11,224
*	Epizyme Inc.	912,830	11,045
*	Intra-Cellular Therapies Inc. Class A	725,613	10,950
*	Achillion Pharmaceuticals Inc.	2,624,010	10,837
*,^	Keryx Biopharmaceuticals Inc.	1,786,296	10,468
*,^	TherapeuticsMD Inc.	1,755,938	10,132
*,^	Endologix Inc.	1,767,272	10,109
*	Universal American Corp.	1,011,460	10,064
*	Aimmune Therapeutics Inc.	473,213	9,677
*,^	Teladoc Inc.	572,548	9,447
*	Insmed Inc.	700,648	9,270
	Invacare Corp.	678,352	8,853
*	Acceleron Pharma Inc.	337,177	8,605
*	Celldex Therapeutics Inc.	2,293,291	8,118
*	CorVel Corp.	221,327	8,101
*	Accuray Inc.	1,754,962	8,073
	PDL BioPharma Inc.	3,759,849	7,971
*	Amicus Therapeutics Inc.	1,588,428	7,894
*,^	Global Blood Therapeutics Inc.	541,639	7,827
*	Arena Pharmaceuticals Inc.	5,469,230	7,766
*,^	Novavax Inc.	6,082,684	7,664
*,^	Aduro Biotech Inc.	668,576	7,622
*	Novocure Ltd.	964,748	7,573
*,^	ZIOPHARM Oncology Inc.	1,329,062	7,110
*	Surgery Partners Inc.	439,064	6,959
*	Natera Inc.	581,808	6,813
*,^	Editas Medicine Inc.	411,147	6,673
*	Medpace Holdings Inc.	181,609	6,551
*	Spectrum Pharmaceuticals Inc.	1,462,445	6,479
*,^	ConforMIS Inc.	768,898	6,228
*,^	Insys Therapeutics Inc.	641,361	5,901
*	American Renal Associates Holdings Inc.	241,310	5,135
*	Seres Therapeutics Inc.	437,210	4,328

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	PTC Therapeutics Inc.	369,068	4,027
*,^	Intellia Therapeutics Inc.	281,185	3,686
*	Ophthotech Corp.	726,101	3,507
*,^	NantKwest Inc.	563,859	3,225
*,^	Cempra Inc.	1,044,219	2,924
*,^	MannKind Corp.	3,477,124	2,214
*,^	Adeptus Health Inc. Class A	146,638	1,120
			6,069,452
Industrials (20.0%)
	Huntington Ingalls Industries Inc.	1,035,331	190,698
*	HD Supply Holdings Inc.	4,479,864	190,439
	Packaging Corp. of America	2,104,130	178,472
	Broadridge Financial Solutions Inc.	2,661,483	176,456
	Valspar Corp.	1,594,799	165,237
	Carlisle Cos. Inc.	1,440,397	158,861
	Spirit AeroSystems Holdings Inc. Class A	2,717,785	158,583
	AO Smith Corp.	3,298,266	156,173
	Jack Henry & Associates Inc.	1,744,053	154,837
	IDEX Corp.	1,702,620	153,338
	Lennox International Inc.	913,151	139,867
*	Keysight Technologies Inc.	3,795,217	138,791
	Allegion plc	2,144,070	137,220
*	CoStar Group Inc.	727,808	137,185
*	Old Dominion Freight Line Inc.	1,564,823	134,246
*	Berry Plastics Group Inc.	2,715,462	132,324
	Toro Co.	2,319,017	129,749
	PerkinElmer Inc.	2,446,242	127,572
	MDU Resources Group Inc.	4,361,280	125,474
*	AECOM	3,437,809	124,999
	Donaldson Co. Inc.	2,962,710	124,671
	Nordson Corp.	1,085,577	121,639
	Sonoco Products Co.	2,229,674	117,504
	Cognex Corp.	1,817,332	115,619
	Orbital ATK Inc.	1,307,550	114,711
	Booz Allen Hamilton Holding Corp. Class A	3,162,424	114,069
*	Quanta Services Inc.	3,230,746	112,591
	Oshkosh Corp.	1,662,887	107,439
*	XPO Logistics Inc.	2,475,738	106,853
	Hexcel Corp.	2,049,079	105,405
	Graco Inc.	1,243,457	103,319
	AptarGroup Inc.	1,399,932	102,825
	Lincoln Electric Holdings Inc.	1,327,003	101,741
	Eagle Materials Inc.	1,022,986	100,795
	Bemis Co. Inc.	2,092,638	100,070
*	Zebra Technologies Corp.	1,119,789	96,033
*	WEX Inc.	858,839	95,846
	EMCOR Group Inc.	1,354,289	95,829
*	Genesee & Wyoming Inc. Class A	1,368,825	95,010
	Trinity Industries Inc.	3,400,036	94,385
	MSC Industrial Direct Co. Inc. Class A	996,956	92,109
	CLARCOR Inc.	1,088,857	89,798
	Ryder System Inc.	1,193,990	88,881
	Graphic Packaging Holding Co.	7,091,753	88,505
	AGCO Corp.	1,523,520	88,151
	Curtiss-Wright Corp.	888,855	87,428
*	Teledyne Technologies Inc.	703,412	86,520
	Woodward Inc.	1,238,497	85,518
	Watsco Inc.	575,985	85,315
	Jabil Circuit Inc.	3,522,547	83,379
	MAXIMUS Inc.	1,446,526	80,702
	Crane Co.	1,113,323	80,293
*	Euronet Worldwide Inc.	1,107,466	80,214
	National Instruments Corp.	2,592,162	79,890
	Landstar System Inc.	932,843	79,572

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	BWX Technologies Inc.	1,994,303	79,174
	Deluxe Corp.	1,085,140	77,707
*	Genpact Ltd.	3,138,770	76,398
	Littelfuse Inc.	503,102	76,356
*	IPG Photonics Corp.	772,098	76,214
*	Kirby Corp.	1,142,485	75,975
	ITT Inc.	1,969,606	75,968
	EnerSys	969,812	75,742
	Air Lease Corp. Class A	2,181,703	74,898
*	Coherent Inc.	543,120	74,617
	World Fuel Services Corp.	1,573,430	72,236
*	WESCO International Inc.	1,084,303	72,160
*	CoreLogic Inc.	1,930,837	71,113
	Chicago Bridge & Iron Co. NV	2,234,959	70,960
	Terex Corp.	2,246,190	70,822
	Belden Inc.	941,109	70,367
	Regal Beloit Corp.	999,761	69,233
*	Colfax Corp.	1,917,412	68,893
	Valmont Industries Inc.	478,069	67,360
*	Clean Harbors Inc.	1,155,756	64,318
*	TransUnion	2,042,789	63,183
*	Owens-Illinois Inc.	3,628,011	63,164
	Timken Co.	1,563,880	62,086
	Joy Global Inc.	2,192,021	61,377
*	Louisiana-Pacific Corp.	3,176,010	60,122
*	Sanmina Corp.	1,639,494	60,087
*	WageWorks Inc.	818,237	59,322
*	Esterline Technologies Corp.	660,772	58,941
*	Generac Holdings Inc.	1,425,500	58,075
*	USG Corp.	1,957,276	56,526
*	MasTec Inc.	1,471,786	56,296
	Kennametal Inc.	1,784,967	55,798
*	Cardtronics plc Class A	1,011,597	55,203
	FLIR Systems Inc.	1,519,949	55,007
	Tetra Tech Inc.	1,274,234	54,983
	GATX Corp.	891,006	54,868
	Barnes Group Inc.	1,142,636	54,184
*	Itron Inc.	854,336	53,695
	KBR Inc.	3,185,898	53,173
	John Bean Technologies Corp.	618,491	53,159
*,^	Universal Display Corp.	943,929	53,143
*	KLX Inc.	1,176,556	53,074
	Mueller Industries Inc.	1,283,194	51,276
*	Anixter International Inc.	627,449	50,855
*	Summit Materials Inc. Class A	2,080,220	49,488
	UniFirst Corp.	344,423	49,476
	MSA Safety Inc.	713,556	49,471
	Applied Industrial Technologies Inc.	827,530	49,155
	Granite Construction Inc.	884,366	48,640
*	Cimpress NV	530,096	48,562
	Vishay Intertechnology Inc.	2,989,045	48,423
	ABM Industries Inc.	1,182,838	48,307
	Silgan Holdings Inc.	943,262	48,276
	Knight Transportation Inc.	1,429,810	47,255
*	Moog Inc. Class A	717,812	47,146
	Convergys Corp.	1,916,786	47,076
*	On Assignment Inc.	1,063,938	46,983
*	RBC Bearings Inc.	503,893	46,766
	HEICO Corp. Class A	684,701	46,491
	Mueller Water Products Inc. Class A	3,431,276	45,670
*	LifeLock Inc.	1,899,248	45,430
*	Rexnord Corp.	2,294,811	44,955
	HEICO Corp.	577,201	44,531
*	Masonite International Corp.	669,733	44,068

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	Universal Forest Products Inc.	431,275	44,068
	CEB Inc.	719,683	43,613
*	FTI Consulting Inc.	951,365	42,888
	G&K Services Inc. Class A	442,961	42,724
*	Swift Transportation Co.	1,752,999	42,703
*	Trex Co. Inc.	656,375	42,271
	Brink's Co.	1,004,295	41,427
*	AMN Healthcare Services Inc.	1,072,974	41,256
	Covanta Holding Corp.	2,629,538	41,021
*	NeuStar Inc. Class A	1,218,620	40,702
*	Plexus Corp.	753,082	40,697
	Watts Water Technologies Inc. Class A	621,921	40,549
*	DigitalGlobe Inc.	1,389,450	39,808
	Simpson Manufacturing Co. Inc.	902,595	39,489
*	Armstrong World Industries Inc.	924,324	38,637
	Brady Corp. Class A	1,004,533	37,720
*,^	Ambarella Inc.	693,726	37,551
	AZZ Inc.	585,589	37,419
*	Headwaters Inc.	1,572,168	36,977
*	ExlService Holdings Inc.	716,538	36,142
	Otter Tail Corp.	878,791	35,855
*	II-VI Inc.	1,182,665	35,066
	Apogee Enterprises Inc.	646,895	34,648
	Franklin Electric Co. Inc.	884,226	34,396
*	Navistar International Corp.	1,093,560	34,305
	Korn/Ferry International	1,163,702	34,248
	Matson Inc.	956,689	33,857
*	Benchmark Electronics Inc.	1,101,317	33,590
*	Knowles Corp.	1,994,947	33,336
*	MACOM Technology Solutions Holdings Inc.	718,996	33,275
	Exponent Inc.	542,965	32,741
	Methode Electronics Inc.	788,851	32,619
	Actuant Corp. Class A	1,256,929	32,617
	Forward Air Corp.	684,155	32,415
	EnPro Industries Inc.	476,972	32,129
	ESCO Technologies Inc.	550,782	31,202
*	OSI Systems Inc.	405,478	30,865
*	Rogers Corp.	401,329	30,826
*	Hub Group Inc. Class A	704,231	30,810
	Mobile Mini Inc.	1,002,391	30,322
*	TopBuild Corp.	849,521	30,243
	Albany International Corp.	650,998	30,141
	Kaman Corp.	611,158	29,904
*	Advisory Board Co.	896,574	29,811
	Astec Industries Inc.	441,265	29,768
	AAON Inc.	883,542	29,201
*	SPX FLOW Inc.	894,954	28,692
	Insperity Inc.	403,848	28,653
	Tennant Co.	396,190	28,209
	Triumph Group Inc.	1,051,117	27,855
*	Atlas Air Worldwide Holdings Inc.	530,610	27,671
	Comfort Systems USA Inc.	830,959	27,671
*	Proto Labs Inc.	535,939	27,520
*	Navigant Consulting Inc.	1,050,994	27,515
	Greif Inc. Class A	526,923	27,036
*	Veeco Instruments Inc.	916,155	26,706
*,^	Smith & Wesson Holding Corp.	1,257,440	26,507
	Cubic Corp.	547,317	26,244
	Werner Enterprises Inc.	967,993	26,087
*	TTM Technologies Inc.	1,912,616	26,069
	Aircastle Ltd.	1,244,221	25,942
	RR Donnelley & Sons Co.	1,560,043	25,460
*	Imperva Inc.	659,983	25,343
	Standex International Corp.	287,603	25,266

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Sykes Enterprises Inc.	873,640	25,213
	Greenbrier Cos. Inc.	601,738	25,002
*	Huron Consulting Group Inc.	490,036	24,820
*	Tutor Perini Corp.	884,517	24,766
	EVERTEC Inc.	1,390,599	24,683
*	Team Inc.	628,519	24,669
	Harsco Corp.	1,805,273	24,552
*	Meritor Inc.	1,946,802	24,179
*	TriMas Corp.	1,026,954	24,133
	CIRCOR International Inc.	370,083	24,011
	AAR Corp.	725,016	23,962
	ManTech International Corp. Class A	565,804	23,905
*	TriNet Group Inc.	922,222	23,627
*	TrueBlue Inc.	956,250	23,572
	Badger Meter Inc.	624,615	23,080
^	Sturm Ruger & Co. Inc.	424,934	22,394
*	Wabash National Corp.	1,385,418	21,917
	Primoris Services Corp.	937,062	21,346
	MTS Systems Corp.	376,057	21,322
*	Continental Building Products Inc.	909,859	21,018
	Heartland Express Inc.	1,028,593	20,942
	Sun Hydraulics Corp.	516,327	20,638
	Raven Industries Inc.	815,660	20,555
	Altra Industrial Motion Corp.	553,985	20,442
*	Integer Holdings Corp.	693,791	20,432
*	SPX Corp.	846,982	20,090
	General Cable Corp.	1,052,151	20,043
	McGrath RentCorp	507,353	19,883
	Griffon Corp.	754,365	19,764
*	Boise Cascade Co.	870,223	19,580
	Encore Wire Corp.	445,075	19,294
*	Wesco Aircraft Holdings Inc.	1,225,778	18,325
*	Air Transport Services Group Inc.	1,146,870	18,304
*	PHH Corp.	1,202,441	18,229
*	Babcock & Wilcox Enterprises Inc.	1,087,204	18,037
	Materion Corp.	449,722	17,809
	Quad/Graphics Inc.	660,033	17,742
	Essendant Inc.	838,483	17,524
	LSC Communications Inc.	589,005	17,482
*	Paylocity Holding Corp.	573,315	17,205
*	Aegion Corp. Class A	720,484	17,075
	Lindsay Corp.	226,117	16,871
*	Manitowoc Co. Inc.	2,789,079	16,679
	H&E Equipment Services Inc.	716,485	16,658
	Advanced Drainage Systems Inc.	798,425	16,448
	Quanex Building Products Corp.	769,718	15,625
	Kelly Services Inc. Class A	664,715	15,235
	Resources Connection Inc.	778,106	14,979
	AVX Corp.	944,279	14,759
	Schnitzer Steel Industries Inc.	569,100	14,626
	Triton International Ltd.	913,583	14,435
	ArcBest Corp.	520,072	14,380
*	TASER International Inc.	582,099	14,110
*	Thermon Group Holdings Inc.	728,822	13,913
*,^	Inovalon Holdings Inc. Class A	1,337,965	13,781
*	FARO Technologies Inc.	374,751	13,491
*	Donnelley Financial Solutions Inc.	583,488	13,409
*	Aerovironment Inc.	474,594	12,733
	Kforce Inc.	545,056	12,591
*	GMS Inc.	411,141	12,038
	Gorman-Rupp Co.	382,191	11,829
*	TimkenSteel Corp.	744,040	11,518
*	RPX Corp.	1,056,446	11,410
*	Milacron Holdings Corp.	607,773	11,323

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	Hyster-Yale Materials Handling Inc.	168,694	10,758
*	Armstrong Flooring Inc.	532,990	10,612
*	Evolent Health Inc. Class A	704,348	10,424
*	Cotiviti Holdings Inc.	302,202	10,396
*	InnerWorkings Inc.	1,052,898	10,371
*	Builders FirstSource Inc.	941,797	10,332
*	Mistras Group Inc.	391,037	10,042
*	Atkore International Group Inc.	419,559	10,032
*	Multi Packaging Solutions International Ltd.	697,867	9,952
	Greif Inc. Class B	146,152	9,873
	Landauer Inc.	203,687	9,797
	TeleTech Holdings Inc.	318,724	9,721
*	Forterra Inc.	427,750	9,265
	Park Electrochemical Corp.	433,807	8,090
*	Bazaarvoice Inc.	1,659,896	8,050
*	Advanced Disposal Services Inc.	357,769	7,950
	American Railcar Industries Inc.	174,649	7,910
*	Ply Gem Holdings Inc.	462,925	7,523
*	Roadrunner Transportation Systems Inc.	697,056	7,242
*	DHI Group Inc.	1,068,466	6,678
*	Astronics Corp.	161,780	5,475
*	International Seaways Inc.	222,912	3,130
*	Overseas Shipholding Group Inc. Class A	665,719	2,550
*	Astronics Corp. Class B	56,563	1,906
	Textainer Group Holdings Ltd.	72,502	540
			13,700,751
Oil & Gas (5.4%)
	Targa Resources Corp.	3,836,161	215,094
*	Diamondback Energy Inc.	1,977,746	199,871
*	Newfield Exploration Co.	4,441,237	179,870
*,^	Chesapeake Energy Corp.	19,816,394	139,111
*	Parsley Energy Inc. Class A	3,609,407	127,196
*,^	Transocean Ltd.	8,161,762	120,304
*	Southwestern Energy Co.	11,063,995	119,712
*	WPX Energy Inc.	7,692,209	112,075
*	RSP Permian Inc.	2,267,757	101,187
	Nabors Industries Ltd.	6,012,795	98,610
*	QEP Resources Inc.	5,349,530	98,485
*	PDC Energy Inc.	1,256,431	91,192
	Patterson-UTI Energy Inc.	3,142,010	84,583
*	Oasis Petroleum Inc.	5,278,267	79,913
*	Rice Energy Inc.	3,619,273	77,271
*,^	Whiting Petroleum Corp.	6,349,709	76,324
*	Gulfport Energy Corp.	3,454,270	74,750
	SM Energy Co.	2,152,011	74,201
*	Callon Petroleum Co.	4,489,392	69,002
	Western Refining Inc.	1,815,899	68,732
	PBF Energy Inc. Class A	2,418,228	67,420
	Ensco plc Class A	6,767,393	65,779
*	Energen Corp.	1,083,865	62,506
	Oceaneering International Inc.	2,189,880	61,777
	SemGroup Corp. Class A	1,476,055	61,625
	Superior Energy Services Inc.	3,388,526	57,198
	Murphy Oil Corp.	1,826,497	56,859
*,^	First Solar Inc.	1,740,329	55,847
*	Weatherford International plc	10,953,188	54,656
*	Rowan Cos. plc Class A	2,801,159	52,914
*	Carrizo Oil & Gas Inc.	1,381,652	51,605
*	Matador Resources Co.	1,999,153	51,498
*	Dril-Quip Inc.	839,210	50,395
*	NOW Inc.	2,280,049	46,673
*	Laredo Petroleum Inc.	3,241,427	45,834
*	Oil States International Inc.	1,147,285	44,744
*	MRC Global Inc.	2,021,772	40,961

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	McDermott International Inc.	5,394,723	39,867
*	Denbury Resources Inc.	8,897,225	32,742
*	Forum Energy Technologies Inc.	1,487,891	32,734
	Noble Corp. plc	5,431,918	32,157
*	Unit Corp.	1,156,444	31,074
*,^	Centennial Resource Development Inc. Class A	1,532,549	30,222
	Delek US Holdings Inc.	1,246,726	30,009
	Pattern Energy Group Inc. Class A	1,559,541	29,616
*	SEACOR Holdings Inc.	351,560	25,059
*	Chart Industries Inc.	688,434	24,797
*,^	Diamond Offshore Drilling Inc.	1,378,367	24,397
^	RPC Inc.	1,214,346	24,056
*	Helix Energy Solutions Group Inc.	2,422,794	21,369
	Archrock Inc.	1,490,647	19,677
^	Atwood Oceanics Inc.	1,374,773	18,051
*	Exterran Corp.	710,702	16,986
*,^	Extraction Oil & Gas Inc.	818,409	16,401
*	Newpark Resources Inc.	1,802,997	13,522
*	TETRA Technologies Inc.	2,375,285	11,924
*,^	Clayton Williams Energy Inc.	97,684	11,650
*,^	Flotek Industries Inc.	1,213,819	11,398
	Green Plains Inc.	409,027	11,391
	Bristow Group Inc.	509,371	10,432
	CVR Energy Inc.	387,788	9,846
*	Cobalt International Energy Inc.	7,948,157	9,697
	Alon USA Energy Inc.	726,161	8,264
*,^	SunPower Corp. Class A	1,246,811	8,241
*	Tesco Corp.	994,494	8,205
*,^	Sanchez Energy Corp.	635,818	5,741
*,^	EP Energy Corp. Class A	861,955	5,646
*	Bill Barrett Corp.	790,041	5,522
*	CARBO Ceramics Inc.	255,471	2,672
*	Eclipse Resources Corp.	881,409	2,353
			3,721,492
Other (0.0%)[2]
*	Dyax Corp. CVR Exp. 12/31/2019	2,940,655	3,264
*	Leap Wireless International Inc. CVR	938,827	2,366
*	Clinical Data CVR	297,875	—
			5,630
Technology (11.6%)
*	Advanced Micro Devices Inc.	17,593,301	199,508
	CDW Corp.	3,587,049	186,849
	Leidos Holdings Inc.	3,357,772	171,716
*	Cadence Design Systems Inc.	6,402,669	161,475
*	CommScope Holding Co. Inc.	4,306,966	160,219
*	Microsemi Corp.	2,560,185	138,173
*	ARRIS International plc	4,235,786	127,624
*	PTC Inc.	2,581,540	119,448
*	ON Semiconductor Corp.	9,311,257	118,812
	CSRA Inc.	3,649,475	116,199
	Teradyne Inc.	4,493,528	114,136
*	NCR Corp.	2,771,286	112,403
	Brocade Communications Systems Inc.	8,984,278	112,214
*	Ultimate Software Group Inc.	615,157	112,174
	SS&C Technologies Holdings Inc.	3,849,663	110,100
*	IAC/InterActiveCorp	1,641,252	106,337
*	Tyler Technologies Inc.	736,081	105,090
*	Fortinet Inc.	3,284,504	98,929
*	Aspen Technology Inc.	1,724,566	94,299
	Computer Sciences Corp.	1,572,242	93,423
*	athenahealth Inc.	881,151	92,671
*	Arista Networks Inc.	940,687	91,030
	Mentor Graphics Corp.	2,415,186	89,096
*	Cavium Inc.	1,421,396	88,752

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Veeva Systems Inc. Class A	2,146,968	87,382
*	Manhattan Associates Inc.	1,589,687	84,301
	j2 Global Inc.	1,019,441	83,390
	Fair Isaac Corp.	690,932	82,373
*	Guidewire Software Inc.	1,641,420	80,971
	SYNNEX Corp.	666,150	80,617
*	Cirrus Logic Inc.	1,422,668	80,438
*	Teradata Corp.	2,900,762	78,814
*	ViaSat Inc.	1,187,626	78,645
	Cypress Semiconductor Corp.	6,845,540	78,313
	DST Systems Inc.	714,217	76,528
*	Ciena Corp.	3,111,590	75,954
*	Finisar Corp.	2,461,724	74,516
	MKS Instruments Inc.	1,196,732	71,086
	InterDigital Inc.	766,322	70,004
*	EPAM Systems Inc.	1,084,152	69,722
	Intersil Corp. Class A	3,056,686	68,164
	Blackbaud Inc.	1,062,549	68,003
*	CACI International Inc. Class A	544,932	67,735
*	Integrated Device Technology Inc.	2,847,853	67,095
	Monolithic Power Systems Inc.	818,825	67,086
	Science Applications International Corp.	789,943	66,987
*	Tech Data Corp.	787,147	66,656
*	Proofpoint Inc.	901,375	63,682
	Pitney Bowes Inc.	4,152,460	63,076
*	NetScout Systems Inc.	1,942,605	61,192
*	Medidata Solutions Inc.	1,222,620	60,728
*	Ellie Mae Inc.	711,988	59,579
*,^	Cree Inc.	2,226,421	58,755
*	Silicon Laboratories Inc.	885,620	57,565
*	Entegris Inc.	3,159,159	56,549
*	Tableau Software Inc. Class A	1,289,652	54,359
*	Dycom Industries Inc.	667,544	53,597
*	TiVo Corp.	2,536,531	53,014
	LogMeIn Inc.	540,625	52,197
*	Verint Systems Inc.	1,409,933	49,700
*	Advanced Energy Industries Inc.	886,280	48,524
*	Square Inc.	3,527,983	48,086
*	Tessera Holding Corp.	1,084,915	47,953
*	Nuance Communications Inc.	3,213,466	47,881
*	Cornerstone OnDemand Inc.	1,129,225	47,778
*	ACI Worldwide Inc.	2,619,300	47,540
*	CommVault Systems Inc.	912,660	46,911
*	Lumentum Holdings Inc.	1,209,295	46,739
*	Semtech Corp.	1,468,281	46,324
*	Electronics For Imaging Inc.	1,044,328	45,804
*,^	Paycom Software Inc.	1,006,660	45,793
*	VeriFone Systems Inc.	2,478,065	43,936
*	Allscripts Healthcare Solutions Inc.	4,133,518	42,203
	Power Integrations Inc.	620,300	42,087
*	Viavi Solutions Inc.	5,139,266	42,039
*	Synaptics Inc.	779,464	41,764
*	MicroStrategy Inc. Class A	209,831	41,421
	Plantronics Inc.	749,553	41,046
*	FireEye Inc.	3,438,710	40,921
*	Zendesk Inc.	1,916,008	40,619
*	GoDaddy Inc. Class A	1,132,279	39,573
*	NETGEAR Inc.	701,750	38,140
	Diebold Nixdorf Inc.	1,510,234	37,982
	Cogent Communications Holdings Inc.	914,175	37,801
*	RealPage Inc.	1,257,920	37,738
*	EchoStar Corp. Class A	731,307	37,582
*	Inphi Corp.	829,665	37,020
*	Synchronoss Technologies Inc.	912,268	34,940

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Rambus Inc.	2,482,867	34,189
*	HubSpot Inc.	715,590	33,633
	NIC Inc.	1,399,737	33,454
	Progress Software Corp.	1,039,698	33,198
*	Gigamon Inc.	727,997	33,160
	CSG Systems International Inc.	684,734	33,141
	Cabot Microelectronics Corp.	523,624	33,077
*	Insight Enterprises Inc.	800,222	32,361
*	Envestnet Inc.	915,852	32,284
*,^	Ubiquiti Networks Inc.	551,091	31,853
*,^	3D Systems Corp.	2,383,801	31,681
^	Ebix Inc.	510,772	29,140
*,^	2U Inc.	945,821	28,517
	Pegasystems Inc.	771,800	27,785
	West Corp.	1,121,456	27,767
*	BroadSoft Inc.	673,105	27,766
*	Infinera Corp.	3,228,444	27,410
*	Ixia	1,650,340	26,571
*	Mercury Systems Inc.	870,683	26,312
*	RingCentral Inc. Class A	1,221,425	25,161
	Brooks Automation Inc.	1,464,386	24,997
	ADTRAN Inc.	1,088,570	24,330
*	InvenSense Inc.	1,888,621	24,155
*	Super Micro Computer Inc.	857,118	24,042
*	Web.com Group Inc.	1,084,242	22,932
*	ScanSource Inc.	561,577	22,660
*	Bottomline Technologies de Inc.	859,802	21,512
*	New Relic Inc.	756,535	21,372
*	Diodes Inc.	823,421	21,137
*	Shutterstock Inc.	431,678	20,513
*	Amkor Technology Inc.	1,857,732	19,599
*	Cray Inc.	914,956	18,940
*	Lattice Semiconductor Corp.	2,570,199	18,917
	Monotype Imaging Holdings Inc.	926,803	18,397
*,^	Acacia Communications Inc.	292,413	18,057
*	FormFactor Inc.	1,589,374	17,801
*,^	Unisys Corp.	1,122,338	16,779
*,^	Match Group Inc.	947,494	16,202
*	CEVA Inc.	473,168	15,875
*	Quality Systems Inc.	1,182,616	15,551
*,^	Twilio Inc. Class A	537,829	15,516
*	Barracuda Networks Inc.	703,385	15,074
	Syntel Inc.	753,881	14,919
*	Intralinks Holdings Inc.	1,097,866	14,843
*,^	Pure Storage Inc. Class A	1,290,032	14,590
*	Applied Micro Circuits Corp.	1,740,020	14,355
*	Ultratech Inc.	576,237	13,818
*	Endurance International Group Holdings Inc.	1,436,021	13,355
*	Box Inc.	901,384	12,493
*	Blucora Inc.	843,753	12,445
*	Loral Space & Communications Inc.	290,148	11,911
*,^	Gogo Inc.	1,252,249	11,546
*	Nimble Storage Inc.	1,433,732	11,355
*	Actua Corp.	797,680	11,168
*,^	Nutanix Inc.	381,397	10,130
*	Benefitfocus Inc.	334,795	9,943
*	CommerceHub Inc.	640,229	9,623
	Forrester Research Inc.	223,523	9,600
*	LivePerson Inc.	1,181,299	8,919
*	Virtusa Corp.	303,278	7,618
*	Calix Inc.	944,328	7,271
^	Computer Programs & Systems Inc.	285,747	6,744
*	Sonus Networks Inc.	1,057,912	6,665
*,^	Hortonworks Inc.	798,715	6,637

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Jive Software Inc.	1,402,328	6,100
*	Tangoe Inc.	763,098	6,013
*	Rapid7 Inc.	377,542	4,595
*	CommerceHub Inc. Class A	303,703	4,559
*	Harmonic Inc.	866,212	4,331
*	Blackline Inc.	154,948	4,281
*	Coupa Software Inc.	160,938	4,025
*	ChannelAdvisor Corp.	261,164	3,748
*	Castlight Health Inc. Class B	632,841	3,133
	Comtech Telecommunications Corp.	249,860	2,961
	Systemax Inc.	298,650	2,619
*	SecureWorks Corp. Class A	186,425	1,974
*	MobileIron Inc.	446,779	1,675
*	Piksel Inc.	241	—
			7,918,375
Telecommunications (0.4%)
	Telephone & Data Systems Inc.	2,065,119	59,620
	Frontier Communications Corp.	13,097,506	44,270
	Consolidated Communications Holdings Inc.	1,079,074	28,973
*	Vonage Holdings Corp.	4,137,149	28,339
	Cincinnati Bell Inc.	949,214	21,215
	ATN International Inc.	237,437	19,026
*,^	Iridium Communications Inc.	1,833,196	17,599
	Windstream Holdings Inc.	2,160,052	15,833
*,^	Globalstar Inc.	9,567,596	15,117
	Shenandoah Telecommunications Co.	525,504	14,346
	EarthLink Holdings Corp.	2,377,570	13,410
*	United States Cellular Corp.	290,802	12,714
*,^	Intelsat SA	408,040	1,089
			291,551
Utilities (3.6%)
	Westar Energy Inc. Class A	3,166,175	178,414
	UGI Corp.	3,866,213	178,155
	Atmos Energy Corp.	2,322,814	172,237
	Great Plains Energy Inc.	4,807,693	131,490
	Aqua America Inc.	3,960,584	118,976
	National Fuel Gas Co.	1,806,686	102,331
	Vectren Corp.	1,850,488	96,503
	IDACORP Inc.	1,125,822	90,685
	WGL Holdings Inc.	1,142,990	87,187
	NRG Energy Inc.	7,044,193	86,362
	Portland General Electric Co.	1,985,792	86,044
	Hawaiian Electric Industries Inc.	2,423,467	80,144
	ONE Gas Inc.	1,168,062	74,709
	Southwest Gas Corp.	955,333	73,198
	Black Hills Corp.	1,186,780	72,797
	ALLETE Inc.	1,104,467	70,896
	New Jersey Resources Corp.	1,922,389	68,245
	Spire Inc.	968,510	62,517
	NorthWestern Corp.	1,079,217	61,375
	PNM Resources Inc.	1,778,752	61,011
	South Jersey Industries Inc.	1,774,763	59,792
	Avista Corp.	1,435,827	57,419
	MGE Energy Inc.	774,162	50,553
	Ormat Technologies Inc.	886,678	47,544
*	Calpine Corp.	4,017,366	45,918
	El Paso Electric Co.	904,868	42,076
	Northwest Natural Gas Co.	635,120	37,980
	American States Water Co.	824,137	37,548
	California Water Service Group	1,071,170	36,313
	Empire District Electric Co.	993,709	33,875
*	TerraForm Power Inc. Class A	1,947,218	24,944
*	Dynegy Inc.	2,619,244	22,159
*,^	Sunrun Inc.	1,622,396	8,615

Small-Cap Index Fund

					Market
					Value
		Coupon		Shares	($000)
*,^	Vivint Solar Inc.			468,860	1,195
					2,459,207
Total Common Stocks (Cost $53,367,847)					69,169,155
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
3,4	Vanguard Market Liquidity Fund	0.823%		10,945,278	1,094,637

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Bill	0.290%	1/5/17	500	500
5	United States Treasury Bill	0.487%	3/16/17	1,300	1,299
5	United States Treasury Bill	0.564%	5/4/17	11,000	10,979
5	United States Treasury Bill	0.652%	5/18/17	2,000	1,995
5,6	United States Treasury Bill	0.608%	5/25/17	3,000	2,993
					17,766
Total Temporary Cash Investments (Cost $1,112,320)					1,112,403
Total Investments (101.2%) (Cost $54,480,167)					70,281,558
					Amount
					($000)
Other Assets and Liabilities (-1.2%)
Other Assets
Investment in Vanguard					5,075
Receivables for Investment Securities Sold					195,062
Receivables for Accrued Income					111,525
Receivables for Capital Shares Issued					78,345
Other Assets[5]					1,830
Total Other Assets					391,837
Liabilities
Payable for Investment Securities Purchased					(19,842)
Collateral for Securities on Loan					(734,518)
Payables for Capital Shares Redeemed					(438,316)
Payables to Vanguard					(34,940)
Other Liabilities					(4,150)
Total Liabilities					(1,231,766)
Net Assets (100%)					69,441,629

Small-Cap Index Fund

At December 31, 2016, net assets consisted of:

Amount
($000)
Paid-in Capital	56,118,572
Overdistributed Net Investment Income	(23,248)
Accumulated Net Realized Losses	(2,449,384)
Unrealized Appreciation (Depreciation)
Investment Securities	15,801,391
Futures Contracts	(5,181)
Swap Contracts	(521)
Net Assets	69,441,629

Investor Shares—Net Assets
Applicable to 71,269,277 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,400,726
Net Asset Value Per Share—Investor Shares	$61.75

ETF Shares—Net Assets
Applicable to 125,313,816 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,152,927
Net Asset Value Per Share—ETF Shares	$128.90

Admiral Shares—Net Assets
Applicable to 449,721,155 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	27,778,167
Net Asset Value Per Share—Admiral Shares	$61.77

Institutional Shares—Net Assets
Applicable to 210,958,628 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,029,882
Net Asset Value Per Share—Institutional Shares	$61.77

Institutional Plus Shares—Net Assets
Applicable to 45,322,224 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,079,927
Net Asset Value Per Share—Institutional Plus Shares	$178.28

* Non-income-producing security
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $689,588,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and swap contracts. After giving effect to futures and swap investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and
1.1%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $734,518,000 of collateral received for securities on loan.
5 Securities with a value of $15,290,000 and cash of $1,823,000 have been segregated as initial margin for recently closed futures contracts.
6 Securities with a value of $1,572,000 have been segregated as collateral for open over-the-counter swap contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements

Small-Cap Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room.

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Basic Materials (2.8%)
	RPM International Inc.	2,657,503	117,090
	Steel Dynamics Inc.	4,594,835	82,110
	NewMarket Corp.	203,564	77,503
	Olin Corp.	3,299,175	56,944
	Sensient Technologies Corp.	904,170	56,800
	PolyOne Corp.	1,717,750	54,556
	Compass Minerals International Inc.	670,810	50,492
	Royal Gold Inc.	1,298,915	47,371
	Domtar Corp.	1,250,932	46,222
	Cabot Corp.	1,120,907	45,823
	KapStone Paper and Packaging Corp.	1,725,394	38,977
	Balchem Corp.	635,308	38,627
	HB Fuller Co.	1,020,033	37,201
*	Chemtura Corp.	1,337,069	36,462
^	CONSOL Energy Inc.	4,549,614	35,942
	Commercial Metals Co.	2,332,791	31,936
	Minerals Technologies Inc.	691,583	31,716
*	Platform Specialty Products Corp.	2,334,778	29,955
	Carpenter Technology Corp.	977,700	29,595
*	Cambrex Corp.	626,320	29,493
	Kaiser Aluminum Corp.	336,674	28,166
	Worthington Industries Inc.	895,199	26,981
	Innospec Inc.	462,782	25,134
	Allegheny Technologies Inc.	2,199,135	24,740
^	United States Steel Corp.	2,948,843	23,532
	Huntsman Corp.	2,067,002	23,502
	Axiall Corp.	1,421,051	21,884
*	Stillwater Mining Co.	2,427,503	20,804
^	US Silica Holdings Inc.	1,075,168	20,138
	Stepan Co.	404,687	20,109
	Quaker Chemical Corp.	254,615	19,671
*	Ferro Corp.	1,753,002	19,493
	Chemours Co.	3,632,675	19,471
	Calgon Carbon Corp.	1,050,768	18,126
	A Schulman Inc.	559,278	17,136
	PH Glatfelter Co.	870,650	16,055
*	Clearwater Paper Corp.	336,181	15,306
	Hecla Mining Co.	7,585,115	14,336
	Globe Specialty Metals Inc.	1,332,112	14,320
	Deltic Timber Corp.	228,426	13,447
*	Univar Inc.	692,279	11,776
	Innophos Holdings Inc.	375,216	10,874
*	Kraton Performance Polymers Inc.	607,413	10,089
	Haynes International Inc.	250,081	9,175
*	Resolute Forest Products Inc.	1,155,920	8,750
	Rayonier Advanced Materials Inc.	860,416	8,423
	American Vanguard Corp.	556,149	7,792
*,^	AK Steel Holding Corp.	3,396,588	7,608

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Koppers Holdings Inc.	392,645	7,166
	Tredegar Corp.	523,894	7,135
*	Coeur Mining Inc.	2,745,976	6,810
	FutureFuel Corp.	483,007	6,521
	Tronox Ltd. Class A	1,247,305	4,877
*	Century Aluminum Co.	960,323	4,245
*,^	Cliffs Natural Resources Inc.	2,613,885	4,130
*	Intrepid Potash Inc.	1,145,312	3,379
	Kronos Worldwide Inc.	467,494	2,637
	SunCoke Energy Inc.	639,364	2,219
*,^	Peabody Energy Corp.	202,672	1,556
*	Fairmount Santrol Holdings Inc.	643,514	1,512
*	LSB Industries Inc.	193,710	1,404
*	Cloud Peak Energy Inc.	611,368	1,272
*,^	Horsehead Holding Corp.	578,981	1,187
*	NL Industries Inc.	41,958	127
*	Alpha Natural Resources Inc.	864	—
*	Hycroft Mining Corp.	193	—
	Rentech Inc.	1	—
			1,507,830
Consumer Goods (7.4%)
	Ingredion Inc.	1,429,053	136,960
*	Middleby Corp.	1,144,917	123,502
	Leggett & Platt Inc.	2,582,474	108,515
*	Toll Brothers Inc.	3,168,367	105,507
	Pinnacle Foods Inc.	2,329,024	98,890
*	Visteon Corp.	816,789	93,522
	Gentex Corp.	5,791,891	92,728
	Brunswick Corp.	1,818,632	91,859
	Goodyear Tire & Rubber Co.	2,696,996	88,111
	Carter's Inc.	986,560	87,833
*	Tempur Sealy International Inc.	1,243,140	87,592
*	Hain Celestial Group Inc.	2,057,268	83,093
*	Skechers U.S.A. Inc. Class A	2,595,796	78,419
	Flowers Foods Inc.	3,607,247	77,520
*	Post Holdings Inc.	1,240,484	76,538
*,^	Herbalife Ltd.	1,294,283	69,399
*	WhiteWave Foods Co. Class A	1,760,409	68,497
	Pool Corp.	809,222	65,369
*	TreeHouse Foods Inc.	818,604	64,228
	CalAtlantic Group Inc.	1,571,108	59,576
	Scotts Miracle-Gro Co. Class A	922,426	59,506
*	Take-Two Interactive Software Inc.	1,607,336	56,000
*	Vista Outdoor Inc.	1,240,289	55,205
*	Helen of Troy Ltd.	561,897	52,959
	Thor Industries Inc.	938,613	52,703
*	Tenneco Inc.	1,093,298	50,193
	Spectrum Brands Holdings Inc.	470,512	47,898
	Tupperware Brands Corp.	855,842	47,628
*	Kate Spade & Co.	2,541,723	45,166
	Lancaster Colony Corp.	381,231	44,017
	Energizer Holdings Inc.	1,255,018	42,746
	Cooper Tire & Rubber Co.	1,115,659	42,228
	Dana Holding Corp.	3,044,078	42,008
^	Nu Skin Enterprises Inc. Class A	1,082,519	41,017
*	Zynga Inc. Class A	15,148,140	40,597
	B&G Foods Inc.	1,154,012	40,413
	Vector Group Ltd.	1,708,635	40,307
	Snyder's-Lance Inc.	1,127,735	38,681
*	TRI Pointe Group Inc.	2,897,297	36,709
*	Boston Beer Co. Inc. Class A	180,590	36,463
*	G-III Apparel Group Ltd.	809,990	35,850
	Avon Products Inc.	8,788,152	35,592
	J&J Snack Foods Corp.	301,631	35,191
	Herman Miller Inc.	1,208,400	34,681

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Darling Ingredients Inc.	3,278,815	34,493
*	Gentherm Inc.	727,635	34,490
*	Steven Madden Ltd.	1,121,042	33,878
	Wolverine World Wide Inc.	1,945,534	32,510
	HNI Corp.	879,451	31,713
	Dean Foods Co.	1,818,685	31,190
*,^	Fossil Group Inc.	825,873	30,194
*	Dorman Products Inc.	635,860	30,184
^	Sanderson Farms Inc.	383,864	29,757
*,^	GoPro Inc. Class A	1,615,138	29,089
*	Deckers Outdoor Corp.	611,387	28,857
	Drew Industries Inc.	461,991	28,131
	Columbia Sportswear Co.	567,045	27,649
*	American Axle & Manufacturing Holdings Inc.	1,457,371	27,603
	WD-40 Co.	271,747	26,808
^	Cal-Maine Foods Inc.	573,149	26,560
	Fresh Del Monte Produce Inc.	675,996	26,283
	Schweitzer-Mauduit International Inc.	614,416	25,799
*	Meritage Homes Corp.	758,773	25,791
	La-Z-Boy Inc.	1,018,094	24,862
	Steelcase Inc. Class A	1,638,233	24,410
	Universal Corp.	434,254	24,353
	Interface Inc. Class A	1,261,438	24,144
*,^	Wayfair Inc.	488,928	23,283
*	Cooper-Standard Holding Inc.	296,121	22,976
*	Select Comfort Corp.	1,008,113	21,584
	KB Home	1,741,331	21,471
*	Diamond Foods Inc.	537,786	20,732
	MDC Holdings Inc.	785,488	20,053
*	iRobot Corp.	549,723	19,460
*	Tumi Holdings Inc.	1,159,100	19,276
	Oxford Industries Inc.	299,706	19,127
	Knoll Inc.	930,989	17,503
	Andersons Inc.	533,482	16,874
*	Seaboard Corp.	5,780	16,732
*	TiVo Inc.	1,854,934	16,008
	Coca-Cola Bottling Co. Consolidated	84,823	15,481
*	ACCO Brands Corp.	2,170,075	15,473
*	USANA Health Sciences Inc.	115,809	14,795
*,^	Blue Buffalo Pet Products Inc.	787,089	14,726
*	Crocs Inc.	1,424,032	14,582
	Briggs & Stratton Corp.	838,879	14,513
	Ethan Allen Interiors Inc.	513,576	14,288
*	Boulder Brands Inc.	1,172,015	12,869
^	Tootsie Roll Industries Inc.	381,563	12,054
	Phibro Animal Health Corp. Class A	360,129	10,851
*	Taylor Morrison Home Corp. Class A	663,248	10,612
*	National Beverage Corp.	232,485	10,564
*	RealD Inc.	919,508	9,701
*	Blount International Inc.	968,511	9,501
*	Central Garden & Pet Co. Class A	655,181	8,910
*	Modine Manufacturing Co.	967,394	8,755
	National Presto Industries Inc.	104,264	8,639
	Superior Industries International Inc.	454,245	8,367
	Inter Parfums Inc.	342,816	8,166
	Movado Group Inc.	314,811	8,094
*	DTS Inc.	346,917	7,833
*,^	Iconix Brand Group Inc.	919,277	6,279
*	Vera Bradley Inc.	395,975	6,240
*	Revlon Inc. Class A	210,371	5,857
*	Eastman Kodak Co.	462,088	5,795
	Metaldyne Performance Group Inc.	261,067	4,788
*	Federal-Mogul Holdings Corp.	679,256	4,653
*,^	Elizabeth Arden Inc.	419,286	4,151
*	Amplify Snack Brands Inc.	227,001	2,615

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Central Garden & Pet Co.	165,944	2,243
*,^	Hovnanian Enterprises Inc. Class A	1,183,093	2,141
	Titan International Inc.	430,347	1,695
*	Vince Holding Corp.	165,275	757
			4,011,231
Consumer Services (13.0%)
*	JetBlue Airways Corp.	6,292,913	142,534
	Cablevision Systems Corp. Class A	4,223,013	134,714
	Domino's Pizza Inc.	1,091,553	121,435
	TEGNA Inc.	4,428,457	113,014
	KAR Auction Services Inc.	2,747,499	101,740
*	ServiceMaster Global Holdings Inc.	2,570,035	100,848
	Service Corp. International	3,729,111	97,031
	Casey's General Stores Inc.	778,830	93,810
	Vail Resorts Inc.	730,050	93,439
*	Panera Bread Co. Class A	475,406	92,600
*	AMC Networks Inc. Class A	1,216,500	90,848
*	Sally Beauty Holdings Inc.	3,034,298	84,627
*	VCA Inc.	1,530,261	84,164
	Six Flags Entertainment Corp.	1,514,950	83,231
*,^	Copart Inc.	2,161,961	82,176
*	Rite Aid Corp.	10,452,405	81,947
	Dunkin' Brands Group Inc.	1,851,033	78,836
	Dun & Bradstreet Corp.	722,031	75,041
*	Avis Budget Group Inc.	2,004,288	72,736
*	Sprouts Farmers Market Inc.	2,733,578	72,686
	Cinemark Holdings Inc.	2,086,072	69,737
*	Live Nation Entertainment Inc.	2,830,260	69,540
*	Madison Square Garden Co. Class A	408,891	66,159
*	Burlington Stores Inc.	1,518,607	65,148
	Dick's Sporting Goods Inc.	1,801,122	63,670
	Lions Gate Entertainment Corp.	1,931,582	62,564
	Sabre Corp.	2,214,567	61,941
*	Office Depot Inc.	10,971,282	61,878
*	Restoration Hardware Holdings Inc.	766,382	60,889
*	Buffalo Wild Wings Inc.	380,816	60,797
^	Cracker Barrel Old Country Store Inc.	478,697	60,713
*,^	SolarCity Corp.	1,176,813	60,041
^	GameStop Corp. Class A	2,109,216	59,142
*	Starz	1,744,566	58,443
*	Houghton Mifflin Harcourt Co.	2,647,595	57,665
	Brinker International Inc.	1,190,840	57,101
*	Spirit Airlines Inc.	1,430,429	57,003
*	Bright Horizons Family Solutions Inc.	847,357	56,603
	CST Brands Inc.	1,436,306	56,217
	Jack in the Box Inc.	715,691	54,901
*	Pandora Media Inc.	4,073,615	54,627
	American Eagle Outfitters Inc.	3,501,010	54,266
	Tribune Media Co. Class A	1,598,930	54,060
*	Murphy USA Inc.	888,391	53,961
	GNC Holdings Inc. Class A	1,645,402	51,040
	Rollins Inc.	1,957,969	50,711
*	Beacon Roofing Supply Inc.	1,177,796	48,502
	Chemed Corp.	319,097	47,801
	Lithia Motors Inc. Class A	448,037	47,792
^	Wendy's Co.	4,356,042	46,915
	AMERCO	117,082	45,603
*	Cabela's Inc.	965,877	45,135
	Allegiant Travel Co. Class A	268,099	44,995
	Texas Roadhouse Inc. Class A	1,256,521	44,946
	Graham Holdings Co. Class B	92,208	44,718
	Sinclair Broadcast Group Inc. Class A	1,369,349	44,559
	John Wiley & Sons Inc. Class A	976,731	43,982
*	Urban Outfitters Inc.	1,822,651	41,465
	Cheesecake Factory Inc.	891,974	41,129

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	Cable One Inc.	93,228	40,429
	Bloomin' Brands Inc.	2,384,629	40,276
	Monro Muffler Brake Inc.	604,595	40,036
	Churchill Downs Inc.	279,779	39,586
*,^	JC Penney Co. Inc.	5,775,550	38,465
*	Yelp Inc. Class A	1,327,940	38,245
	Big Lots Inc.	986,827	38,032
	Gannett Co. Inc.	2,322,908	37,840
*	United Natural Foods Inc.	960,277	37,797
*	Grand Canyon Education Inc.	938,292	37,644
*	DreamWorks Animation SKG Inc. Class A	1,416,341	36,499
*	Pinnacle Entertainment Inc.	1,164,395	36,236
*	SUPERVALU Inc.	5,338,551	36,195
	Abercrombie & Fitch Co.	1,336,860	36,095
	Core-Mark Holding Co. Inc.	437,868	35,879
	DSW Inc. Class A	1,470,211	35,079
	New York Times Co. Class A	2,565,174	34,425
*	Ascena Retail Group Inc.	3,494,294	34,419
*	WebMD Health Corp.	708,702	34,230
	Penske Automotive Group Inc.	806,741	34,157
	Nexstar Broadcasting Group Inc. Class A	579,091	33,993
	Hillenbrand Inc.	1,141,531	33,824
*	Five Below Inc.	1,044,273	33,521
	Dolby Laboratories Inc. Class A	995,614	33,502
	Matthews International Corp. Class A	621,787	33,235
	Meredith Corp.	760,108	32,875
	PriceSmart Inc.	395,854	32,852
	Aaron's Inc.	1,461,488	32,723
	Papa John's International Inc.	582,494	32,544
*	Michaels Cos. Inc.	1,469,041	32,481
	Group 1 Automotive Inc.	424,460	32,132
	HSN Inc.	626,723	31,756
	Choice Hotels International Inc.	620,179	31,263
*	Acxiom Corp.	1,494,212	31,259
	Time Inc.	1,993,201	31,233
*	Boyd Gaming Corp.	1,567,237	31,141
	Sotheby's	1,197,448	30,846
*	Asbury Automotive Group Inc.	454,761	30,669
	Sonic Corp.	941,436	30,418
^	Regal Entertainment Group Class A	1,607,509	30,334
	DeVry Education Group Inc.	1,151,009	29,132
*	Media General Inc.	1,798,379	29,044
*,^	GrubHub Inc.	1,195,315	28,927
	Morningstar Inc.	356,286	28,649
	DineEquity Inc.	333,826	28,265
	Chico's FAS Inc.	2,636,309	28,129
*	Shutterfly Inc.	629,511	28,051
*	Express Inc.	1,622,800	28,042
*	Dave & Buster's Entertainment Inc.	662,557	27,655
*	comScore Inc.	670,159	27,577
	Dillard's Inc. Class A	415,310	27,290
	SeaWorld Entertainment Inc.	1,364,409	26,865
*	Diplomat Pharmacy Inc.	768,304	26,291
*,^	Groupon Inc. Class A	8,528,194	26,182
*	Popeyes Louisiana Kitchen Inc.	447,366	26,171
*	Genesco Inc.	449,781	25,561
*	La Quinta Holdings Inc.	1,806,337	24,584
*	MSG Networks Inc.	1,156,476	24,055
*	Penn National Gaming Inc.	1,455,112	23,311
	Extended Stay America Inc.	1,443,995	22,960
	Marriott Vacations Worldwide Corp.	401,849	22,885
	Guess? Inc.	1,209,642	22,838
	ClubCorp Holdings Inc.	1,240,128	22,657
	Caleres Inc.	838,011	22,475
	Children's Place Inc.	404,329	22,319

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	EW Scripps Co. Class A	1,166,797	22,169
*,^	Diamond Resorts International Inc.	856,197	21,842
*	Fresh Market Inc.	878,770	20,581
*	Vitamin Shoppe Inc.	592,433	19,373
*	Pep Boys-Manny Moe & Jack	1,028,608	18,937
*	Constant Contact Inc.	645,976	18,888
*	Krispy Kreme Doughnuts Inc.	1,252,352	18,873
	Scholastic Corp.	485,819	18,733
	Cato Corp. Class A	501,817	18,477
	National CineMedia Inc.	1,171,972	18,412
	SkyWest Inc.	964,912	18,353
*	Fiesta Restaurant Group Inc.	539,166	18,116
	International Speedway Corp. Class A	536,303	18,084
^	Buckle Inc.	585,220	18,013
*	Hawaiian Holdings Inc.	501,009	17,701
*	BJ's Restaurants Inc.	401,248	17,442
*,^	Mattress Firm Holding Corp.	388,510	17,339
*	Belmond Ltd. Class A	1,753,969	16,663
	New Media Investment Group Inc.	853,107	16,601
	Finish Line Inc. Class A	900,494	16,281
*	Stamps.com Inc.	148,048	16,228
	Bob Evans Farms Inc.	400,202	15,548
	Rent-A-Center Inc.	1,012,308	15,154
*	Caesars Acquisition Co. Class A	2,192,600	14,932
*	Francesca's Holdings Corp.	849,696	14,793
*	Bankrate Inc.	1,088,148	14,472
*	Hibbett Sports Inc.	474,224	14,341
	Men's Wearhouse Inc.	970,369	14,245
	Sonic Automotive Inc. Class A	622,378	14,165
*	Apollo Education Group Inc.	1,825,682	14,003
*	Rush Enterprises Inc. Class A	622,179	13,620
*,^	Weight Watchers International Inc.	574,785	13,105
*	Conn's Inc.	545,005	12,791
*	Strayer Education Inc.	210,295	12,643
	Interval Leisure Group Inc.	807,825	12,610
*,^	Virgin America Inc.	348,434	12,547
	Fred's Inc. Class A	708,976	11,606
^	World Wrestling Entertainment Inc. Class A	606,023	10,811
*	Smart & Final Stores Inc.	592,579	10,791
	Capella Education Co.	230,127	10,636
	AMC Entertainment Holdings Inc.	432,771	10,387
*,^	TrueCar Inc.	1,074,257	10,248
*	Regis Corp.	717,482	10,152
*	Tile Shop Holdings Inc.	613,683	10,064
	Barnes & Noble Inc.	1,138,785	9,919
*	FTD Cos. Inc.	373,717	9,780
*,^	Etsy Inc.	1,169,074	9,657
	Weis Markets Inc.	216,173	9,576
*	Performance Food Group Co.	406,735	9,412
*,^	Scientific Games Corp. Class A	1,036,337	9,296
*	Global Eagle Entertainment Inc.	929,522	9,174
*,^	Caesars Entertainment Corp.	1,162,393	9,171
*,^	Quotient Technology Inc.	1,334,455	9,101
*,^	Lumber Liquidators Holdings Inc.	515,731	8,953
*,^	Sears Holdings Corp.	424,998	8,738
	Pier 1 Imports Inc.	1,684,145	8,572
*	RetailMeNot Inc.	834,166	8,275
*	Angie's List Inc.	881,981	8,247
*	Blue Nile Inc.	218,932	8,129
*	Party City Holdco Inc.	593,068	7,657
*,^	Lands' End Inc.	318,465	7,465
*	Barnes & Noble Education Inc.	725,558	7,219
*	Biglari Holdings Inc.	20,682	6,739
*	Ruby Tuesday Inc.	1,179,192	6,497
*	Potbelly Corp.	482,074	5,645

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Zumiez Inc.	371,871	5,623
*	American Public Education Inc.	298,672	5,558
*	K12 Inc.	613,819	5,402
*,^	El Pollo Loco Holdings Inc.	422,920	5,342
*,^	Habit Restaurants Inc. Class A	228,643	5,273
	Speedway Motorsports Inc.	249,029	5,160
*,^	Clean Energy Fuels Corp.	1,361,808	4,903
*,^	Planet Fitness Inc. Class A	282,238	4,411
*	Clear Channel Outdoor Holdings Inc. Class A	696,620	3,894
*,^	Shake Shack Inc. Class A	91,174	3,611
*,^	Wingstop Inc.	143,444	3,272
*	Rush Enterprises Inc. Class B	146,991	3,219
*	Ollie's Bargain Outlet Holdings Inc.	176,551	3,003
*	Bridgepoint Education Inc.	368,739	2,806
^	Stage Stores Inc.	303,842	2,768
*,^	Container Store Group Inc.	336,996	2,763
*,^	Noodles & Co. Class A	250,953	2,432
*,^	Bojangles' Inc.	143,936	2,284
*	Ascent Capital Group Inc. Class A	116,595	1,949
*	J Alexander's Holdings Inc.	76,193	832
*	Liquidity Services Inc.	32,112	209
	Expedia Inc.	18	2
			6,990,604
Financials (26.5%)
*	Signature Bank	954,765	146,432
	Duke Realty Corp.	6,896,207	144,958
	Arthur J Gallagher & Co.	3,528,332	144,450
	Mid-America Apartment Communities Inc.	1,505,674	136,730
	Omega Healthcare Investors Inc.	3,735,693	130,675
	Regency Centers Corp.	1,880,780	128,119
	Apartment Investment & Management Co.	3,124,434	125,071
*	SVB Financial Group	1,028,506	122,289
*	Liberty Ventures Class A	2,692,106	121,441
	East West Bancorp Inc.	2,874,261	119,454
	Kilroy Realty Corp.	1,841,999	116,562
	WP Carey Inc.	1,876,859	110,735
	National Retail Properties Inc.	2,722,518	109,037
	CBOE Holdings Inc.	1,647,074	106,895
*	Forest City Enterprises Inc. Class A	4,811,974	105,527
	DDR Corp.	6,148,087	103,534
	Equity LifeStyle Properties Inc.	1,515,805	101,059
	American Financial Group Inc.	1,395,753	100,606
	CubeSmart	3,273,384	100,231
	RenaissanceRe Holdings Ltd.	875,996	99,154
	PacWest Bancorp	2,280,372	98,284
	Lamar Advertising Co. Class A	1,637,632	98,225
	StanCorp Financial Group Inc.	845,879	96,329
	BioMed Realty Trust Inc.	4,065,194	96,304
	American Campus Communities Inc.	2,243,657	92,753
	Starwood Property Trust Inc.	4,509,876	92,723
	Liberty Property Trust	2,951,756	91,652
	Taubman Centers Inc.	1,143,064	87,696
	Old Republic International Corp.	4,699,809	87,557
	Douglas Emmett Inc.	2,785,145	86,841
	Spirit Realty Capital Inc.	8,375,415	83,922
	Highwoods Properties Inc.	1,906,016	83,102
	Investors Bancorp Inc.	6,558,333	81,586
	Endurance Specialty Holdings Ltd.	1,262,996	80,819
	Synovus Financial Corp.	2,479,091	80,273
*	Howard Hughes Corp.	703,401	79,597
	Hospitality Properties Trust	3,023,519	79,065
	MarketAxess Holdings Inc.	707,911	78,996
	Bank of the Ozarks Inc.	1,586,690	78,478
	First American Financial Corp.	2,172,846	78,005
	Sovran Self Storage Inc.	723,645	77,654

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	Weingarten Realty Investors	2,228,906	77,076
	First Niagara Financial Group Inc.	7,088,997	76,916
	Assured Guaranty Ltd.	2,823,782	74,633
	Brown & Brown Inc.	2,253,368	72,333
	Validus Holdings Ltd.	1,555,145	71,988
	Eaton Vance Corp.	2,206,053	71,542
	CNO Financial Group Inc.	3,715,723	70,933
	BankUnited Inc.	1,965,092	70,861
*	Alleghany Corp.	147,804	70,640
	Senior Housing Properties Trust	4,748,033	70,461
	Commerce Bancshares Inc.	1,655,385	70,420
	Hanover Insurance Group Inc.	864,685	70,333
	Retail Properties of America Inc.	4,743,954	70,068
*	Equity Commonwealth	2,526,264	70,053
	Umpqua Holdings Corp.	4,400,182	69,963
	EPR Properties	1,194,003	69,789
*	Liberty Broadband Corp.	1,334,527	69,209
	Healthcare Trust of America Inc. Class A	2,540,069	68,506
	Webster Financial Corp.	1,833,038	68,171
	First Horizon National Corp.	4,683,426	68,003
	Sun Communities Inc.	992,195	67,995
	Cullen/Frost Bankers Inc.	1,121,453	67,287
^	Apple Hospitality REIT Inc.	3,311,953	66,140
*	Western Alliance Bancorp	1,841,072	66,021
	DCT Industrial Trust Inc.	1,765,982	65,995
	Gramercy Property Trust	8,434,301	65,113
	NorthStar Realty Finance Corp.	3,778,198	64,343
	Allied World Assurance Co. Holdings AG	1,726,890	64,223
	Post Properties Inc.	1,082,210	64,024
	Prosperity Bancshares Inc.	1,330,249	63,666
	Tanger Factory Outlet Centers Inc.	1,916,418	62,667
	Corrections Corp. of America	2,343,821	62,088
	FirstMerit Corp.	3,314,325	61,812
	White Mountains Insurance Group Ltd.	84,975	61,761
	PrivateBancorp Inc.	1,501,538	61,593
	Paramount Group Inc.	3,392,848	61,411
	Outfront Media Inc.	2,750,722	60,048
*	MGIC Investment Corp.	6,791,164	59,966
	Two Harbors Investment Corp.	7,278,925	58,959
	Aspen Insurance Holdings Ltd.	1,215,351	58,701
	Popular Inc.	2,071,136	58,696
	American Homes 4 Rent Class A	3,512,051	58,511
	Columbia Property Trust Inc.	2,486,590	58,385
	Healthcare Realty Trust Inc.	2,012,226	56,986
	LaSalle Hotel Properties	2,257,998	56,811
	Associated Banc-Corp	3,005,743	56,358
	New Residential Investment Corp.	4,607,800	56,031
*	Stifel Financial Corp.	1,320,316	55,929
*,^	Zillow Group Inc.	2,371,828	55,691
	Radian Group Inc.	4,136,233	55,384
	Rayonier Inc.	2,474,324	54,930
	Medical Properties Trust Inc.	4,755,336	54,734
	Piedmont Office Realty Trust Inc. Class A	2,896,736	54,690
	Bank of Hawaii Corp.	865,646	54,449
	AmTrust Financial Services Inc.	878,949	54,126
	Federated Investors Inc. Class B	1,873,304	53,670
	Interactive Brokers Group Inc.	1,210,526	52,779
	Assurant Inc.	655,269	52,775
	Sunstone Hotel Investors Inc.	4,170,587	52,091
	Gaming and Leisure Properties Inc.	1,850,509	51,444
	RLJ Lodging Trust	2,377,762	51,431
	ProAssurance Corp.	1,057,809	51,335
	Chimera Investment Corp.	3,763,582	51,335
	Care Capital Properties Inc.	1,679,161	51,332
	RLI Corp.	820,248	50,650

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	First Industrial Realty Trust Inc.	2,204,216	48,779
	MFA Financial Inc.	7,373,524	48,665
	United Bankshares Inc.	1,315,541	48,662
*	Blackhawk Network Holdings Inc.	1,087,568	48,081
	Home BancShares Inc.	1,186,099	48,061
	Cathay General Bancorp	1,531,785	47,991
	Symetra Financial Corp.	1,502,471	47,734
	Brandywine Realty Trust	3,487,673	47,642
	Erie Indemnity Co. Class A	497,554	47,586
	Blackstone Mortgage Trust Inc. Class A	1,762,642	47,168
	CyrusOne Inc.	1,252,659	46,912
	Wintrust Financial Corp.	962,681	46,709
	FNB Corp.	3,484,436	46,482
	Urban Edge Properties	1,976,367	46,346
	Acadia Realty Trust	1,389,094	46,048
	Primerica Inc.	962,660	45,466
	MB Financial Inc.	1,393,532	45,109
*	Texas Capital Bancshares Inc.	912,507	45,096
	IBERIABANK Corp.	818,738	45,088
	Fulton Financial Corp.	3,464,108	45,068
	Waddell & Reed Financial Inc. Class A	1,569,312	44,976
	Ryman Hospitality Properties Inc.	867,649	44,805
	Communications Sales & Leasing Inc.	2,397,251	44,805
	Washington Federal Inc.	1,870,697	44,579
*	OneMain Holdings Inc. Class A	1,070,715	44,478
	NorthStar Asset Management Group Inc.	3,662,823	44,467
	Kennedy-Wilson Holdings Inc.	1,822,268	43,880
	TCF Financial Corp.	3,073,301	43,395
	Valley National Bancorp	4,404,428	43,384
	Kite Realty Group Trust	1,658,528	43,006
	GEO Group Inc.	1,485,965	42,959
	National Health Investors Inc.	701,626	42,708
	Hudson Pacific Properties Inc.	1,514,804	42,627
	Equity One Inc.	1,546,497	41,987
	CBL & Associates Properties Inc.	3,393,629	41,979
	Education Realty Trust Inc.	1,102,012	41,744
	Janus Capital Group Inc.	2,941,913	41,452
	DuPont Fabros Technology Inc.	1,301,914	41,388
*	Liberty TripAdvisor Holdings Inc. Class A	1,359,354	41,243
	Colony Capital Inc. Class A	2,111,720	41,136
	Corporate Office Properties Trust	1,881,637	41,076
	BancorpSouth Inc.	1,683,952	40,398
	Cousins Properties Inc.	4,272,321	40,288
	Pebblebrook Hotel Trust	1,430,334	40,078
	Sterling Bancorp	2,464,393	39,972
	Pinnacle Financial Partners Inc.	772,106	39,655
	WP Glimcher Inc.	3,688,366	39,134
	UMB Financial Corp.	834,026	38,824
	Hancock Holding Co.	1,540,591	38,777
	DiamondRock Hospitality Co.	3,995,681	38,558
	Glacier Bancorp Inc.	1,448,007	38,416
	Evercore Partners Inc. Class A	708,138	38,289
	Mack-Cali Realty Corp.	1,619,264	37,810
	First Financial Bankshares Inc.	1,247,468	37,636
*	Genworth Financial Inc. Class A	10,038,186	37,442
	Columbia Banking System Inc.	1,149,073	37,356
	First Citizens BancShares Inc. Class A	144,287	37,251
	Washington REIT	1,375,412	37,219
	New York REIT Inc.	3,234,964	37,202
	WisdomTree Investments Inc.	2,367,826	37,128
	American Equity Investment Life Holding Co.	1,542,396	37,064
	Selective Insurance Group Inc.	1,095,438	36,785
	BGC Partners Inc. Class A	3,695,890	36,257
	Retail Opportunity Investments Corp.	1,990,382	35,628
*,^	Credit Acceptance Corp.	166,195	35,569

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	QTS Realty Trust Inc. Class A	782,720	35,308
	National Penn Bancshares Inc.	2,825,473	34,838
	Financial Engines Inc.	1,025,066	34,514
	EastGroup Properties Inc.	618,328	34,385
^	LPL Financial Holdings Inc.	803,574	34,272
	Xenia Hotels & Resorts Inc.	2,222,392	34,069
	South State Corp.	463,452	33,345
	PS Business Parks Inc.	380,902	33,302
*	PRA Group Inc.	959,521	33,286
	Community Bank System Inc.	832,406	33,246
	CVB Financial Corp.	1,931,550	32,682
	Alexander & Baldwin Inc.	924,060	32,629
	Monogram Residential Trust Inc.	3,315,600	32,360
	Great Western Bancorp Inc.	1,114,382	32,339
	EverBank Financial Corp.	2,009,193	32,107
	Argo Group International Holdings Ltd.	535,295	32,032
*	Enstar Group Ltd.	209,161	31,383
	LTC Properties Inc.	717,991	30,974
	Old National Bancorp	2,279,531	30,910
	Capitol Federal Financial Inc.	2,456,684	30,856
	Chesapeake Lodging Trust	1,203,849	30,289
*	Hilltop Holdings Inc.	1,574,806	30,268
	Lexington Realty Trust	3,747,266	29,978
	Trustmark Corp.	1,295,148	29,840
	STORE Capital Corp.	1,275,309	29,587
	American Assets Trust Inc.	770,194	29,537
	Invesco Mortgage Capital Inc.	2,377,948	29,463
	International Bancshares Corp.	1,140,144	29,302
	Astoria Financial Corp.	1,830,504	29,013
	Pennsylvania REIT	1,326,132	29,003
	First Midwest Bancorp Inc.	1,573,363	28,997
	Kemper Corp.	765,129	28,501
	Artisan Partners Asset Management Inc. Class A	752,896	27,149
^	Global Net Lease Inc.	3,410,461	27,113
	Empire State Realty Trust Inc.	1,497,292	27,056
	Horace Mann Educators Corp.	810,179	26,882
	Sabra Health Care REIT Inc.	1,313,378	26,570
	Ramco-Gershenson Properties Trust	1,596,396	26,516
*	HRG Group Inc.	1,950,919	26,454
	Parkway Properties Inc.	1,684,046	26,322
	Chemical Financial Corp.	767,447	26,300
	Mercury General Corp.	556,513	25,917
	BBCN Bancorp Inc.	1,504,643	25,910
	Northwest Bancshares Inc.	1,923,506	25,756
*	Liberty Broadband Corp. Class A	494,396	25,536
	Hatteras Financial Corp.	1,941,301	25,528
	STAG Industrial Inc.	1,371,020	25,295
*	SLM Corp.	3,879,624	25,295
	Banner Corp.	550,278	25,236
	Select Income REIT	1,260,839	24,990
*	FCB Financial Holdings Inc. Class A	697,822	24,975
*,^	Zillow Group Inc. Class A	957,765	24,940
	Potlatch Corp.	820,364	24,808
*	Essent Group Ltd.	1,119,466	24,505
	BOK Financial Corp.	404,265	24,171
	Provident Financial Services Inc.	1,192,122	24,021
	Park National Corp.	263,200	23,814
	Independent Bank Corp.	502,202	23,362
	National General Holdings Corp.	1,054,077	23,042
	Talmer Bancorp Inc. Class A	1,260,606	22,830
	NBT Bancorp Inc.	818,592	22,822
	Westamerica Bancorporation	487,598	22,795
	PennyMac Mortgage Investment Trust	1,468,334	22,407
*	Beneficial Bancorp Inc.	1,670,210	22,247
	WesBanco Inc.	738,208	22,161

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	TFS Financial Corp.	1,175,924	22,143
	CYS Investments Inc.	3,081,470	21,971
	LegacyTexas Financial Group Inc.	864,128	21,620
	Redwood Trust Inc.	1,634,765	21,579
	Government Properties Income Trust	1,344,949	21,344
	First Financial Bancorp	1,177,144	21,271
	HFF Inc. Class A	683,932	21,250
*,^	St. Joe Co.	1,106,088	20,474
	S&T Bancorp Inc.	664,215	20,471
*	First Cash Financial Services Inc.	534,189	19,995
*	Navigators Group Inc.	231,235	19,838
	Franklin Street Properties Corp.	1,911,740	19,787
	Virtus Investment Partners Inc.	163,894	19,251
*	iStar Inc.	1,633,011	19,155
^	Seritage Growth Properties Class A	472,235	18,993
	Hersha Hospitality Trust Class A	870,714	18,947
	FelCor Lodging Trust Inc.	2,591,153	18,915
*	MBIA Inc.	2,893,592	18,750
	NRG Yield Inc.	1,260,110	18,599
	Inland Real Estate Corp.	1,716,433	18,229
	Boston Private Financial Holdings Inc.	1,595,388	18,092
	Infinity Property & Casualty Corp.	217,093	17,852
	Investors Real Estate Trust	2,521,639	17,525
	Maiden Holdings Ltd.	1,173,183	17,492
	ARMOUR Residential REIT Inc.	793,218	17,260
	New Senior Investment Group Inc.	1,739,199	17,149
	Berkshire Hills Bancorp Inc.	588,972	17,145
*	FNFV Group	1,525,782	17,135
*	HealthEquity Inc.	683,252	17,129
	Capstead Mortgage Corp.	1,925,376	16,828
	Employers Holdings Inc.	611,045	16,682
	CoreSite Realty Corp.	288,532	16,366
	Starwood Waypoint Residential Trust	722,501	16,357
	First Commonwealth Financial Corp.	1,785,559	16,195
	Safety Insurance Group Inc.	285,338	16,087
*	Walker & Dunlop Inc.	551,107	15,877
	Alexander's Inc.	40,933	15,723
	Nelnet Inc. Class A	465,111	15,614
*	Third Point Reinsurance Ltd.	1,154,373	15,480
	Brookline Bancorp Inc.	1,338,164	15,389
*	KCG Holdings Inc. Class A	1,239,646	15,260
*	Eagle Bancorp Inc.	298,457	15,063
	Capital Bank Financial Corp.	460,622	14,731
	Cash America International Inc.	480,619	14,395
*	Green Dot Corp. Class A	875,823	14,381
	State Bank Financial Corp.	682,459	14,352
	American Capital Mortgage Investment Corp.	1,028,025	14,351
	Greenhill & Co. Inc.	496,354	14,201
	Tompkins Financial Corp.	252,051	14,155
*	Black Knight Financial Services Inc. Class A	426,002	14,084
	Altisource Residential Corp.	1,091,232	13,542
	United Fire Group Inc.	351,816	13,478
	First Potomac Realty Trust	1,181,179	13,465
	City Holding Co.	292,487	13,349
*,^	Encore Capital Group Inc.	455,695	13,252
	Central Pacific Financial Corp.	598,469	13,178
	InfraREIT Inc.	699,333	12,938
	FBL Financial Group Inc. Class A	199,132	12,673
	Cohen & Steers Inc.	410,167	12,502
	Northfield Bancorp Inc.	780,463	12,425
	Oritani Financial Corp.	750,165	12,378
	National Bank Holdings Corp. Class A	573,743	12,261
*	Ocwen Financial Corp.	1,748,213	12,185
	Universal Health Realty Income Trust	240,169	12,011
	Saul Centers Inc.	233,807	11,987

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*,^	Nationstar Mortgage Holdings Inc.	874,083	11,686
*	Piper Jaffray Cos.	288,159	11,642
	Simmons First National Corp. Class A	225,136	11,563
	Ashford Hospitality Trust Inc.	1,820,830	11,489
	National Western Life Group Inc. Class A	44,709	11,264
*,^	BofI Holding Inc.	534,545	11,252
	Moelis & Co. Class A	385,382	11,245
	Virtu Financial Inc. Class A	493,171	11,165
*	Greenlight Capital Re Ltd. Class A	589,478	11,029
	Investment Technology Group Inc.	647,635	11,023
	Rouse Properties Inc.	756,235	11,011
	Silver Bay Realty Trust Corp.	687,458	10,766
	Dime Community Bancshares Inc.	597,678	10,453
	United Community Banks Inc.	532,289	10,374
*,^	Walter Investment Management Corp.	720,342	10,243
	CareTrust REIT Inc.	918,198	10,054
*	Ambac Financial Group Inc.	674,154	9,499
	NRG Yield Inc. Class A	660,869	9,193
*	Flagstar Bancorp Inc.	396,931	9,173
	Anworth Mortgage Asset Corp.	2,062,529	8,972
*	Marcus & Millichap Inc.	298,260	8,691
	Getty Realty Corp.	502,177	8,612
	Urstadt Biddle Properties Inc. Class A	446,607	8,593
	Ladder Capital Corp.	667,144	8,286
	Resource Capital Corp.	638,875	8,152
	Ashford Hospitality Prime Inc.	542,956	7,873
*	First BanCorp	2,353,019	7,647
*,^	Altisource Portfolio Solutions SA	268,894	7,478
	BancFirst Corp.	125,136	7,335
	AG Mortgage Investment Trust Inc.	571,168	7,334
*,^	On Deck Capital Inc.	699,770	7,208
*	Forestar Group Inc.	642,258	7,026
^	OFG Bancorp	882,333	6,459
*	PennyMac Financial Services Inc. Class A	393,125	6,038
	Fidelity & Guaranty Life	235,670	5,979
	State Auto Financial Corp.	289,268	5,956
	OneBeacon Insurance Group Ltd. Class A	447,735	5,556
*	Tejon Ranch Co.	289,843	5,550
*	EZCORP Inc. Class A	987,337	4,927
	Newcastle Investment Corp.	1,201,968	4,904
	Houlihan Lokey Inc.	185,996	4,875
	Kearny Financial Corp.	374,660	4,747
*,^	World Acceptance Corp.	117,090	4,344
*	MoneyGram International Inc.	534,917	3,354
*	NewStar Financial Inc.	368,640	3,310
*	Associated Capital Group Inc. Class A	89,846	2,740
	GAMCO Investors Inc. Class A	88,111	2,735
*	PICO Holdings Inc.	230,015	2,374
*	RMR Group Inc. Class A	141,787	2,043
*	Enova International Inc.	214,764	1,420
	Urstadt Biddle Properties Inc.	60,433	1,076
	NorthStar Realty Europe Corp.	43,722	516
*	Tejon Ranch Co. Warrants Exp. 08/31/2016	37,571	—
			14,276,717
Health Care (11.2%)
*	Ionis Pharmaceuticals Inc.	2,399,196	148,582
*	United Therapeutics Corp.	865,881	135,606
*	MEDNAX Inc.	1,878,371	134,604
*	STERIS plc	1,715,663	129,258
*	DexCom Inc.	1,542,565	126,336
*	Sirona Dental Systems Inc.	1,116,458	122,330
*	Dyax Corp.	2,938,682	110,553
	Teleflex Inc.	830,952	109,229
*	Health Net Inc.	1,466,645	100,407
*	Neurocrine Biosciences Inc.	1,721,687	97,396

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Align Technology Inc.	1,349,641	88,874
*	Seattle Genetics Inc.	1,950,966	87,559
*	Anacor Pharmaceuticals Inc.	749,125	84,629
	West Pharmaceutical Services Inc.	1,367,894	82,375
*	Amsurg Corp.	1,077,720	81,907
*	Ultragenyx Pharmaceutical Inc.	697,405	78,235
*	Charles River Laboratories International Inc.	931,640	74,895
*	Centene Corp.	1,131,403	74,458
*	PAREXEL International Corp.	1,064,536	72,516
*	Acadia Healthcare Co. Inc.	1,145,949	71,576
*	ABIOMED Inc.	764,275	68,999
*	WellCare Health Plans Inc.	881,288	68,926
*	Brookdale Senior Living Inc.	3,691,795	68,151
*	Alere Inc.	1,724,561	67,413
	Bio-Techne Corp.	743,630	66,927
*,^	OPKO Health Inc.	6,543,850	65,766
*	LifePoint Health Inc.	870,321	63,882
*	Team Health Holdings Inc.	1,451,305	63,698
*	Horizon Pharma plc	2,866,207	62,111
*,^	Juno Therapeutics Inc.	1,408,312	61,923
	HealthSouth Corp.	1,736,876	60,461
*	Tenet Healthcare Corp.	1,992,833	60,383
*,^	Myriad Genetics Inc.	1,393,552	60,146
*	Community Health Systems Inc.	2,244,969	59,559
*	Akorn Inc.	1,594,526	59,492
*	ACADIA Pharmaceuticals Inc.	1,614,114	57,543
*	Impax Laboratories Inc.	1,339,430	57,274
*	Bio-Rad Laboratories Inc. Class A	410,880	56,973
	Hill-Rom Holdings Inc.	1,172,709	56,360
*	Prestige Brands Holdings Inc.	1,054,646	54,293
*	Pacira Pharmaceuticals Inc.	702,985	53,982
*	Cepheid	1,455,928	53,185
*	NuVasive Inc.	977,240	52,878
*	Bruker Corp.	2,171,996	52,714
*	Molina Healthcare Inc.	837,108	50,335
*	Medicines Co.	1,313,172	49,034
*	Portola Pharmaceuticals Inc.	944,526	48,596
	Healthcare Services Group Inc.	1,360,901	47,455
*,^	Kite Pharma Inc.	761,246	46,908
*	Catalent Inc.	1,858,821	46,526
*	Nektar Therapeutics	2,672,663	45,034
	Owens & Minor Inc.	1,251,633	45,034
*	Bluebird Bio Inc.	696,200	44,710
*	Wright Medical Group NV	1,838,864	44,464
*	Puma Biotechnology Inc.	554,365	43,462
*	Insulet Corp.	1,133,073	42,841
*,^	Novavax Inc.	5,102,914	42,813
*	Ophthotech Corp.	526,186	41,321
	Cantel Medical Corp.	662,490	41,167
*	Neogen Corp.	714,597	40,389
*	Integra LifeSciences Holdings Corp.	589,002	39,923
*	Radius Health Inc.	640,390	39,410
*	Ligand Pharmaceuticals Inc.	350,619	38,014
*	Globus Medical Inc.	1,365,814	37,997
*	Masimo Corp.	900,846	37,394
*	Acorda Therapeutics Inc.	864,573	36,986
*	Agios Pharmaceuticals Inc.	566,778	36,795
*	Halozyme Therapeutics Inc.	2,062,707	35,747
*	VWR Corp.	1,192,428	33,758
*	Haemonetics Corp.	1,009,677	32,552
*	ICU Medical Inc.	287,653	32,441
*	Halyard Health Inc.	940,699	31,429
*	Magellan Health Inc.	509,152	31,394
*,^	Intrexon Corp.	1,040,885	31,383
*,^	Sarepta Therapeutics Inc.	812,109	31,331

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Celldex Therapeutics Inc.	1,989,840	31,201
*	Air Methods Corp.	713,546	29,919
*	FibroGen Inc.	975,764	29,732
*	Ironwood Pharmaceuticals Inc. Class A	2,556,542	29,630
*	TESARO Inc.	565,121	29,567
*	INC Research Holdings Inc. Class A	591,812	28,709
*	Emergent BioSolutions Inc.	658,809	26,359
*,^	Exelixis Inc.	4,539,683	25,604
*	NxStage Medical Inc.	1,150,079	25,198
*	Sage Therapeutics Inc.	430,682	25,109
	Select Medical Holdings Corp.	2,091,617	24,911
	Abaxis Inc.	435,240	24,234
*	Achillion Pharmaceuticals Inc.	2,199,862	23,736
*	ImmunoGen Inc.	1,747,686	23,716
*	Intercept Pharmaceuticals Inc.	158,571	23,683
*	Clovis Oncology Inc.	648,236	22,688
*	Nevro Corp.	335,839	22,672
*	Amedisys Inc.	569,952	22,410
*	Surgical Care Affiliates Inc.	555,179	22,102
	CONMED Corp.	500,939	22,066
*,^	Lannett Co. Inc.	549,538	22,047
*	Alder Biopharmaceuticals Inc.	650,714	21,493
*	ARIAD Pharmaceuticals Inc.	3,413,522	21,334
*	HMS Holdings Corp.	1,712,185	21,128
*	AMAG Pharmaceuticals Inc.	693,485	20,936
	Ensign Group Inc.	924,606	20,924
	Analogic Corp.	250,867	20,722
*,^	Cempra Inc.	663,465	20,654
	Kindred Healthcare Inc.	1,667,630	19,861
*	PRA Health Sciences Inc.	422,800	19,140
*	PTC Therapeutics Inc.	584,850	18,949
*	Momenta Pharmaceuticals Inc.	1,243,904	18,460
*,^	Exact Sciences Corp.	1,927,784	17,793
^	Theravance Inc.	1,647,605	17,366
*	HeartWare International Inc.	342,103	17,242
*	Luminex Corp.	778,383	16,650
*,^	Insys Therapeutics Inc.	576,981	16,519
*,^	Merrimack Pharmaceuticals Inc.	2,077,312	16,411
	Meridian Bioscience Inc.	796,154	16,337
*,^	Spark Therapeutics Inc.	346,972	15,721
*	Merit Medical Systems Inc.	841,306	15,640
*,^	Relypsa Inc.	539,302	15,284
*	Natus Medical Inc.	310,923	14,940
*,^	Aduro Biotech Inc.	501,276	14,106
*	Orthofix International NV	358,976	14,075
*,^	Adeptus Health Inc. Class A	242,183	13,204
*	LHC Group Inc.	286,159	12,960
*,^	Endologix Inc.	1,293,109	12,802
*	Genomic Health Inc.	358,882	12,633
*	Quidel Corp.	572,003	12,126
	National HealthCare Corp.	193,572	11,943
	PDL BioPharma Inc.	3,295,948	11,668
*,^	Synergy Pharmaceuticals Inc.	2,029,761	11,509
*	Amicus Therapeutics Inc.	1,184,816	11,493
*	Intra-Cellular Therapies Inc. Class A	213,190	11,467
*	HealthStream Inc.	508,322	11,183
*,^	Lexicon Pharmaceuticals Inc.	832,387	11,079
*	Hanger Inc.	673,433	11,078
*	Depomed Inc.	605,449	10,977
*	Insmed Inc.	586,320	10,642
*	Acceleron Pharma Inc.	215,690	10,517
	Invacare Corp.	599,912	10,432
*,^	Accuray Inc.	1,507,834	10,178
*,^	ZIOPHARM Oncology Inc.	1,167,489	9,702
*	Arena Pharmaceuticals Inc.	4,865,957	9,245

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	CorVel Corp.	199,612	8,767
*,^	Theravance Biopharma Inc.	527,133	8,640
*,^	Epizyme Inc.	497,156	7,964
*,^	Keryx Biopharmaceuticals Inc.	1,572,557	7,941
*	Healthways Inc.	610,054	7,851
*,^	MannKind Corp.	5,398,502	7,828
*	Sagent Pharmaceuticals Inc.	491,168	7,814
*	Infinity Pharmaceuticals Inc.	989,393	7,767
*	Chimerix Inc.	836,843	7,490
*	Spectrum Pharmaceuticals Inc.	1,213,533	7,318
	Universal American Corp.	971,141	6,798
*	Surgery Partners Inc.	305,186	6,253
*	Tetraphase Pharmaceuticals Inc.	584,612	5,864
*,^	Global Blood Therapeutics Inc.	181,214	5,859
*	Aegerion Pharmaceuticals Inc.	544,694	5,501
*,^	Seres Therapeutics Inc.	155,962	5,473
*,^	NantKwest Inc.	241,486	4,185
*	Glaukos Corp.	160,494	3,963
*	Aimmune Therapeutics Inc.	211,217	3,897
*,^	ConforMIS Inc.	204,107	3,529
*,^	Teladoc Inc.	192,473	3,457
*,^	Esperion Therapeutics Inc.	147,098	3,274
*	Natera Inc.	248,641	2,685
*,^	Sequenom Inc.	1,185,063	1,943
*	Penumbra Inc.	1,985	107
			6,046,991
Industrials (18.5%)
*	Spirit AeroSystems Holdings Inc. Class A	2,804,057	140,399
	Waste Connections Inc.	2,444,300	137,663
	Valspar Corp.	1,586,717	131,618
*	CoStar Group Inc.	616,467	127,418
	Broadridge Financial Solutions Inc.	2,368,590	127,264
	Allegion plc	1,915,715	126,284
	Jack Henry & Associates Inc.	1,596,638	124,634
	Packaging Corp. of America	1,951,971	123,072
	PerkinElmer Inc.	2,235,871	119,776
*	HD Supply Holdings Inc.	3,977,697	119,450
	Huntington Ingalls Industries Inc.	938,354	119,030
	IDEX Corp.	1,528,438	117,094
	Carlisle Cos. Inc.	1,298,388	115,154
	AO Smith Corp.	1,495,891	114,600
	Lennox International Inc.	854,926	106,780
	Orbital ATK Inc.	1,175,108	104,984
*	Keysight Technologies Inc.	3,384,957	95,896
*	AECOM	3,024,161	90,816
	AptarGroup Inc.	1,247,329	90,618
	Hexcel Corp.	1,887,535	87,676
*	Berry Plastics Group Inc.	2,396,875	86,719
	Bemis Co. Inc.	1,917,096	85,675
	Global Payments Inc.	1,302,771	84,042
	Graphic Packaging Holding Co.	6,544,630	83,968
	Sonoco Products Co.	2,016,185	82,402
	Graco Inc.	1,117,210	80,517
	Jabil Circuit Inc.	3,402,837	79,252
	Toro Co.	1,041,154	76,077
*	Old Dominion Freight Line Inc.	1,267,602	74,877
*	Genpact Ltd.	2,976,857	74,362
	Trinity Industries Inc.	3,054,177	73,361
*	Euronet Worldwide Inc.	1,002,486	72,610
*	Zebra Technologies Corp.	1,041,067	72,510
	MDU Resources Group Inc.	3,901,593	71,477
	MAXIMUS Inc.	1,252,768	70,468
	Nordson Corp.	1,084,469	69,569
*	WEX Inc.	772,137	68,257

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	Booz Allen Hamilton Holding Corp. Class A	2,196,541	67,763
	Lincoln Electric Holdings Inc.	1,303,906	67,660
	Heartland Payment Systems Inc.	698,202	66,204
	National Instruments Corp.	2,290,682	65,720
	FEI Co.	816,934	65,183
	ITT Corp.	1,789,528	64,996
	Air Lease Corp. Class A	1,929,540	64,601
	RR Donnelley & Sons Co.	4,172,787	61,423
*	IPG Photonics Corp.	686,017	61,165
*	Genesee & Wyoming Inc. Class A	1,137,591	61,077
	BWX Technologies Inc.	1,916,147	60,876
	Ryder System Inc.	1,068,179	60,705
	Watsco Inc.	514,149	60,222
*	CoreLogic Inc.	1,762,509	59,679
	Oshkosh Corp.	1,495,757	58,394
	Eagle Materials Inc.	950,647	57,448
	EMCOR Group Inc.	1,191,486	57,239
*	Kirby Corp.	1,079,915	56,825
*	Teledyne Technologies Inc.	637,839	56,576
	Woodward Inc.	1,137,456	56,486
	Curtiss-Wright Corp.	822,816	56,363
*	Owens-Illinois Inc.	3,215,844	56,020
	MSC Industrial Direct Co. Inc. Class A	967,047	54,416
	Cognex Corp.	1,604,625	54,188
	World Fuel Services Corp.	1,408,933	54,188
	Deluxe Corp.	979,763	53,436
*,^	XPO Logistics Inc.	1,950,201	53,143
	Regal Beloit Corp.	888,880	52,017
*	Louisiana-Pacific Corp.	2,843,527	51,212
	Landstar System Inc.	859,549	50,413
	EnerSys	883,809	49,431
	CLARCOR Inc.	993,133	49,339
	KBR Inc.	2,871,519	48,586
*	Esterline Technologies Corp.	588,210	47,645
	Littelfuse Inc.	443,801	47,491
	Valmont Industries Inc.	435,596	46,182
*	Universal Display Corp.	843,658	45,929
	Silgan Holdings Inc.	841,399	45,200
	Crane Co.	924,570	44,231
	Convergys Corp.	1,747,188	43,488
*	On Assignment Inc.	956,169	42,980
	Timken Co.	1,486,946	42,512
*	USG Corp.	1,739,378	42,250
*	Advisory Board Co.	833,893	41,369
*	Clean Harbors Inc.	974,363	40,582
	CEB Inc.	658,700	40,438
*	Moog Inc. Class A	663,291	40,195
	Belden Inc.	835,557	39,839
*	Generac Holdings Inc.	1,337,031	39,803
	Triumph Group Inc.	995,597	39,575
*,^	Cimpress NV	468,860	38,043
	Donaldson Co. Inc.	1,325,130	37,978
	Terex Corp.	2,051,665	37,915
*	Armstrong World Industries Inc.	826,371	37,790
^	Manitowoc Co. Inc.	2,446,872	37,560
	Matson Inc.	866,902	36,956
*	WESCO International Inc.	838,687	36,634
	GATX Corp.	843,965	35,911
*	Masonite International Corp.	581,427	35,601
	Covanta Holding Corp.	2,284,569	35,388
	Barnes Group Inc.	994,183	35,184
*	Anixter International Inc.	564,503	34,090
*	Imperva Inc.	536,345	33,956
	Korn/Ferry International	1,019,134	33,815

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*,^	Ambarella Inc.	601,003	33,500
*	OSI Systems Inc.	372,902	33,062
	Vishay Intertechnology Inc.	2,733,382	32,937
	AGCO Corp.	723,425	32,836
*	WageWorks Inc.	723,585	32,829
*	KLX Inc.	1,064,969	32,790
*	Coherent Inc.	501,397	32,646
*	Sanmina Corp.	1,560,802	32,121
	UniFirst Corp.	307,924	32,086
*	Greatbatch Inc.	607,799	31,909
	Mueller Industries Inc.	1,148,607	31,127
*	Quanta Services Inc.	1,528,381	30,950
	Kennametal Inc.	1,602,837	30,775
*	Rexnord Corp.	1,697,751	30,763
	Granite Construction Inc.	713,820	30,630
*	Cardtronics Inc.	905,700	30,477
	ABM Industries Inc.	1,062,204	30,241
*	Proto Labs Inc.	474,648	30,230
	Applied Industrial Technologies Inc.	743,602	30,108
	HEICO Corp. Class A	603,946	29,714
	Knight Transportation Inc.	1,208,017	29,270
*	FTI Consulting Inc.	844,343	29,265
*	RBC Bearings Inc.	450,334	29,087
	Tetra Tech Inc.	1,116,207	29,044
	John Bean Technologies Corp.	580,017	28,902
*	ExlService Holdings Inc.	634,036	28,487
	Brink's Co.	985,623	28,445
	HEICO Corp.	518,092	28,164
	Simpson Manufacturing Co. Inc.	816,893	27,897
	MSA Safety Inc.	640,825	27,857
	Watts Water Technologies Inc. Class A	559,996	27,815
	Mobile Mini Inc.	891,276	27,745
*	Huron Consulting Group Inc.	462,781	27,489
	Universal Forest Products Inc.	400,736	27,398
	AZZ Inc.	493,030	27,398
*	Itron Inc.	754,050	27,282
	Forward Air Corp.	626,368	26,940
	Mueller Water Products Inc. Class A	3,070,035	26,402
	Actuant Corp. Class A	1,079,363	25,862
	Aircastle Ltd.	1,227,832	25,649
*,^	NeuStar Inc. Class A	1,055,235	25,294
	Apogee Enterprises Inc.	579,014	25,193
	Exponent Inc.	496,523	24,801
	Joy Global Inc.	1,959,611	24,711
*,^	LifeLock Inc.	1,690,620	24,260
*	Swift Transportation Co.	1,754,115	24,242
	Essendant Inc.	744,273	24,196
	G&K Services Inc. Class A	382,486	24,058
*	Smith & Wesson Holding Corp.	1,092,562	24,015
*,^	Knowles Corp.	1,783,231	23,770
*	Plexus Corp.	678,432	23,691
*	Sykes Enterprises Inc.	765,981	23,577
	Methode Electronics Inc.	734,898	23,392
*	Trex Co. Inc.	614,439	23,373
*	TopBuild Corp.	750,107	23,081
*	Hub Group Inc. Class A	688,899	22,699
*	Babcock & Wilcox Enterprises Inc.	1,080,642	22,553
	Sturm Ruger & Co. Inc.	375,691	22,395
*	MasTec Inc.	1,288,116	22,387
	Kaman Corp.	546,243	22,292
*	DigitalGlobe Inc.	1,393,470	21,822
*	TrueBlue Inc.	846,227	21,799
	Cubic Corp.	456,103	21,551
	Standex International Corp.	257,459	21,408

Small-Cap Index Fund

		Market
		Value
	Shares	($000)
* SPX FLOW Inc.	763,964	21,322
* Benchmark Electronics Inc.	1,027,311	21,235
Albany International Corp.	580,718	21,225
Franklin Electric Co. Inc.	784,429	21,203
Comfort Systems USA Inc.	745,334	21,182
* ExamWorks Group Inc.	793,028	21,095
* Atlas Air Worldwide Holdings Inc.	502,839	20,787
* II-VI Inc.	1,104,460	20,499
Brady Corp. Class A	889,551	20,442
EVERTEC Inc.	1,212,027	20,289
Werner Enterprises Inc.	866,070	20,257
Heartland Express Inc.	1,186,629	20,196
* TransUnion	731,555	20,169
* Colfax Corp.	861,799	20,123
Otter Tail Corp.	755,317	20,114
* Boise Cascade Co.	786,850	20,088
Tennant Co.	355,084	19,977
* Summit Materials Inc. Class A	989,809	19,836
* M/A-COM Technology Solutions Holdings Inc.	478,663	19,573
* PHH Corp.	1,201,856	19,470
EnPro Industries Inc.	442,775	19,411
MTS Systems Corp.	300,060	19,027
AAON Inc.	816,313	18,955
* Rogers Corp.	356,999	18,410
Primoris Services Corp.	822,676	18,124
ESCO Technologies Inc.	498,424	18,013
AAR Corp.	675,212	17,751
^ Greenbrier Cos. Inc.	540,394	17,628
* TriMas Corp.	911,616	17,002
* Veeco Instruments Inc.	818,615	16,831
Insperity Inc.	348,511	16,781
* Inovalon Holdings Inc. Class A	980,363	16,666
Advanced Drainage Systems Inc.	688,865	16,553
* Paylocity Holding Corp.	407,813	16,537
* TriNet Group Inc.	850,129	16,450
Greif Inc. Class A	530,458	16,343
Badger Meter Inc.	276,709	16,212
* Wabash National Corp.	1,337,289	15,820
^ Lindsay Corp.	218,458	15,816
* Meritor Inc.	1,848,940	15,439
* Navigant Consulting Inc.	961,265	15,438
Astec Industries Inc.	368,767	15,009
* AMN Healthcare Services Inc.	478,277	14,851
ManTech International Corp. Class A	489,642	14,807
Sun Hydraulics Corp.	455,863	14,465
Quanex Building Products Corp.	679,210	14,162
CIRCOR International Inc.	331,163	13,959
Encore Wire Corp.	375,237	13,918
Kforce Inc.	528,867	13,370
* Aegion Corp. Class A	690,376	13,331
* Tutor Perini Corp.	788,960	13,207
* Team Inc.	411,416	13,149
* Wesco Aircraft Holdings Inc.	1,079,515	12,922
Griffon Corp.	719,081	12,800
* Rofin-Sinar Technologies Inc.	476,994	12,774
* UTi Worldwide Inc.	1,809,053	12,718
Harsco Corp.	1,608,023	12,671
Altra Industrial Motion Corp.	501,400	12,575
^ Outerwall Inc.	343,895	12,566
General Cable Corp.	934,337	12,548
* Continental Building Products Inc.	714,550	12,476
* Newport Corp.	754,966	11,981
* Headwaters Inc.	704,345	11,882
* Aerovironment Inc.	402,320	11,856

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	Raven Industries Inc.	759,899	11,854
	Resources Connection Inc.	712,702	11,646
*	Press Ganey Holdings Inc.	366,257	11,555
*	RPX Corp.	1,046,028	11,506
	Materion Corp.	403,731	11,304
	H&E Equipment Services Inc.	636,543	11,127
	McGrath RentCorp	433,845	10,929
*	Thermon Group Holdings Inc.	645,865	10,928
	TAL International Group Inc.	667,657	10,616
	ArcBest Corp.	492,569	10,536
*	Air Transport Services Group Inc.	1,042,210	10,506
*	FARO Technologies Inc.	348,823	10,297
	AVX Corp.	842,508	10,228
*	Monster Worldwide Inc.	1,737,836	9,958
	Gorman-Rupp Co.	369,248	9,870
	Kelly Services Inc. Class A	587,679	9,491
	TeleTech Holdings Inc.	339,345	9,471
*	TASER International Inc.	540,276	9,341
*	TTM Technologies Inc.	1,393,605	9,072
*,^	Navistar International Corp.	980,458	8,667
*	Nortek Inc.	195,713	8,537
*	DHI Group Inc.	870,097	7,979
*	Builders FirstSource Inc.	713,421	7,905
	Hyster-Yale Materials Handling Inc.	148,775	7,803
^	American Railcar Industries Inc.	158,102	7,317
	Schnitzer Steel Industries Inc.	504,971	7,256
	SPX Corp.	741,099	6,914
*	Mistras Group Inc.	346,123	6,608
^	Textainer Group Holdings Ltd.	456,402	6,440
	Landauer Inc.	192,004	6,321
*	Bazaarvoice Inc.	1,442,297	6,317
	Greif Inc. Class B	143,708	6,146
*	Astronics Corp.	147,965	6,024
	American Science & Engineering Inc.	143,343	5,932
*	DXP Enterprises Inc.	256,960	5,859
	Park Electrochemical Corp.	388,164	5,846
*	Roadrunner Transportation Systems Inc.	614,169	5,792
*	InnerWorkings Inc.	757,929	5,684
	TimkenSteel Corp.	669,394	5,610
*	Multi Packaging Solutions International Ltd.	306,999	5,326
*	Ply Gem Holdings Inc.	409,591	5,136
	Quad/Graphics Inc.	532,098	4,949
*	Milacron Holdings Corp.	332,823	4,164
	Acacia Research Corp.	965,019	4,140
*	Evolent Health Inc. Class A	249,664	3,023
	Checkpoint Systems Inc.	394,490	2,473
*	CAI International Inc.	161,741	1,630
*	Astronics Corp. Class B	25,198	1,024
*	Overseas Shipholding Group Inc. Class B	134,980	447
*	Overseas Shipholding Group Inc. Class A	13,479	38
			9,964,410
Oil & Gas (3.4%)
*	Newfield Exploration Co.	3,263,941	106,274
*	First Solar Inc.	1,511,845	99,767
*	Diamondback Energy Inc.	1,332,296	89,131
	PBF Energy Inc. Class A	1,949,665	71,767
	Nabors Industries Ltd.	6,250,992	53,196
*	Gulfport Energy Corp.	2,154,535	52,937
^	Noble Corp. plc	4,834,862	51,008
	Western Refining Inc.	1,398,661	49,820
	QEP Resources Inc.	3,517,901	47,140
*	Dril-Quip Inc.	763,501	45,222
*	PDC Energy Inc.	798,284	42,612
	Rowan Cos. plc Class A	2,484,408	42,111

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	Patterson-UTI Energy Inc.	2,783,049	41,968
	Superior Energy Services Inc.	3,000,338	40,415
*	Whiting Petroleum Corp.	4,054,855	38,278
*	Cobalt International Energy Inc.	7,013,496	37,873
*	Parsley Energy Inc. Class A	2,014,441	37,166
	Ensco plc Class A	2,352,502	36,205
*	Memorial Resource Development Corp.	2,053,659	33,167
*,^	SunPower Corp. Class A	1,098,494	32,966
*	Carrizo Oil & Gas Inc.	1,101,515	32,583
*,^	NOW Inc.	2,050,566	32,440
*	WPX Energy Inc.	5,553,389	31,876
*	RSP Permian Inc.	1,208,065	29,465
*	Matador Resources Co.	1,463,804	28,939
*	Oil States International Inc.	1,011,219	27,556
	Targa Resources Corp.	1,003,761	27,162
*,^	Southwestern Energy Co.	3,810,230	27,091
	SM Energy Co.	1,371,955	26,973
	Chesapeake Energy Corp.	5,931,841	26,693
^	Diamond Offshore Drilling Inc.	1,243,110	26,230
	Delek US Holdings Inc.	1,052,446	25,890
	SemGroup Corp. Class A	874,516	25,238
*	MRC Global Inc.	1,954,050	25,207
	Pattern Energy Group Inc. Class A	1,124,408	23,511
*,^	Oasis Petroleum Inc.	2,628,938	19,375
*,^	Laredo Petroleum Inc.	2,371,685	18,950
	Bristow Group Inc.	665,541	17,237
*	Rice Energy Inc.	1,505,916	16,414
*	SEACOR Holdings Inc.	310,885	16,340
*	McDermott International Inc.	4,795,306	16,064
	RPC Inc.	1,308,112	15,632
*	Forum Energy Technologies Inc.	1,177,932	14,677
	California Resources Corp.	6,205,343	14,458
^	Denbury Resources Inc.	7,133,596	14,410
	CVR Energy Inc.	349,063	13,736
^	Atwood Oceanics Inc.	1,233,894	12,623
*	Unit Corp.	1,012,723	12,355
*,^	Flotek Industries Inc.	1,021,209	11,683
*	TETRA Technologies Inc.	1,529,646	11,503
*	Chart Industries Inc.	614,048	11,028
*	Exterran Corp.	663,262	10,645
*	Helix Energy Solutions Group Inc.	1,914,355	10,069
*	Archrock Inc.	1,325,525	9,968
	Alon USA Energy Inc.	638,990	9,483
*	Newpark Resources Inc.	1,606,633	8,483
	Green Plains Inc.	347,504	7,958
*,^	Ultra Petroleum Corp.	2,926,294	7,316
	CARBO Ceramics Inc.	396,356	6,817
^	Tidewater Inc.	941,594	6,553
*	Hornbeck Offshore Services Inc.	648,430	6,445
	Tesco Corp.	743,850	5,385
*,^	C&J Energy Services Ltd.	1,089,050	5,184
*,^	Sanchez Energy Corp.	1,116,207	4,811
*	Stone Energy Corp.	1,091,170	4,681
*	Parker Drilling Co.	2,343,065	4,264
*	Bonanza Creek Energy Inc.	798,031	4,206
*,^	Northern Oil and Gas Inc.	1,051,719	4,060
*,^	Bill Barrett Corp.	1,002,341	3,939
*	Clayton Williams Energy Inc.	121,902	3,605
*,^	EP Energy Corp. Class A	749,075	3,281
*,^	Halcon Resources Corp.	1,639,391	2,066
*,^	EXCO Resources Inc.	1,523,140	1,889
*,^	Eclipse Resources Corp.	896,145	1,631
*	Jones Energy Inc. Class A	365,336	1,407
*,^	SandRidge Energy Inc.	5,789,959	1,158

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*,^	W&T Offshore Inc.	341,934	790
*	Pioneer Energy Services Corp.	70,137	152
*,^	Gulfmark Offshore Inc.	14,905	70
			1,838,678
Other (0.0%)[2]
*	Leap Wireless International Inc CVR	938,827	2,366
*	Clinical Data Contingent Value Rights	297,875	—
*,^	Magnum Hunter Resources Corp. Warrants Expire 4/15/2016	241,907	—
			2,366
Technology (12.1%)
	CDW Corp.	3,024,983	127,170
*,^	athenahealth Inc.	775,613	124,850
*	Cadence Design Systems Inc.	5,941,510	123,643
	SS&C Technologies Holdings Inc.	1,651,057	112,718
*	Tyler Technologies Inc.	610,211	106,372
*	Ultimate Software Group Inc.	543,828	106,324
*	Manhattan Associates Inc.	1,459,450	96,572
	IAC/InterActiveCorp	1,541,998	92,597
*	Fortinet Inc.	2,924,554	91,158
	Ingram Micro Inc.	2,989,047	90,807
*	Guidewire Software Inc.	1,418,472	85,335
	Teradyne Inc.	4,105,358	84,858
	Pitney Bowes Inc.	3,937,227	81,304
	Leidos Holdings Inc.	1,439,388	80,980
*	ON Semiconductor Corp.	8,243,193	80,783
*	ARRIS Group Inc.	2,637,366	80,624
*	PTC Inc.	2,288,463	79,250
*,^	NCR Corp.	3,223,929	78,857
*	Integrated Device Technology Inc.	2,931,742	77,251
	Brocade Communications Systems Inc.	8,284,023	76,047
	j2 Global Inc.	921,105	75,825
	CDK Global Inc.	1,592,788	75,610
	DST Systems Inc.	656,554	74,887
	Solera Holdings Inc.	1,343,664	73,673
*	SolarWinds Inc.	1,219,639	71,837
*	Cavium Inc.	1,062,346	69,807
	Atmel Corp.	7,983,413	68,737
*	EPAM Systems Inc.	849,300	66,772
*	CommScope Holding Co. Inc.	2,478,001	64,155
*	Aspen Technology Inc.	1,665,203	62,878
*	Microsemi Corp.	1,927,066	62,803
	Cypress Semiconductor Corp.	6,340,767	62,203
	Blackbaud Inc.	937,733	61,759
*	VeriFone Systems Inc.	2,183,402	61,179
*	Qlik Technologies Inc.	1,864,976	59,045
	Fair Isaac Corp.	621,356	58,519
*	Synaptics Inc.	724,469	58,204
*	Allscripts Healthcare Solutions Inc.	3,779,236	58,125
*,^	Arista Networks Inc.	745,105	57,999
*	NetScout Systems Inc.	1,883,003	57,808
*	Ciena Corp.	2,694,301	55,745
*	Cree Inc.	2,060,371	54,950
	SYNNEX Corp.	593,425	53,367
*	ViaSat Inc.	873,393	53,286
*	Medidata Solutions Inc.	1,046,994	51,606
*	ACI Worldwide Inc.	2,353,927	50,374
*	Verint Systems Inc.	1,239,297	50,266
*	Infinera Corp.	2,755,101	49,922
*	Proofpoint Inc.	767,810	49,915
*	Tableau Software Inc. Class A	522,856	49,264
*	Fairchild Semiconductor International Inc. Class A	2,257,234	46,747
*	PMC-Sierra Inc.	3,955,861	45,967
	Computer Sciences Corp.	1,381,192	45,137
	Monolithic Power Systems Inc.	707,920	45,102

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	CACI International Inc. Class A	482,503	44,767
*	Electronics For Imaging Inc.	954,919	44,633
*	Tech Data Corp.	667,947	44,338
	Mentor Graphics Corp.	2,347,126	43,234
*	Dycom Industries Inc.	615,194	43,039
	Lexmark International Inc. Class A	1,243,156	40,340
*	Veeva Systems Inc. Class A	1,359,288	39,216
*	Fleetmatics Group plc	755,192	38,356
*	Silicon Laboratories Inc.	788,826	38,290
	MKS Instruments Inc.	1,060,007	38,160
*	Cirrus Logic Inc.	1,281,909	37,855
*	Zendesk Inc.	1,411,745	37,327
*	Entegris Inc.	2,797,862	37,128
*	Demandware Inc.	683,496	36,888
*,^	Advanced Micro Devices Inc.	12,639,220	36,275
	Science Applications International Corp.	789,450	36,141
	Diebold Inc.	1,179,790	35,500
*	EchoStar Corp. Class A	901,519	35,258
*	Teradata Corp.	1,328,748	35,106
*	OmniVision Technologies Inc.	1,202,385	34,893
*	MedAssets Inc.	1,121,143	34,688
	InterDigital Inc.	704,798	34,563
*	Ellie Mae Inc.	567,397	34,174
	Intersil Corp. Class A	2,667,957	34,043
*	Cornerstone OnDemand Inc.	982,956	33,942
*	MicroStrategy Inc. Class A	188,383	33,775
*	Polycom Inc.	2,636,485	33,193
*	LogMeIn Inc.	476,445	31,970
*	CommVault Systems Inc.	811,648	31,938
	Plantronics Inc.	670,448	31,793
*	Finisar Corp.	2,147,210	31,220
*	Syntel Inc.	676,628	30,617
*,^	SunEdison Inc.	6,011,516	30,599
	Tessera Technologies Inc.	1,015,868	30,486
*	FireEye Inc.	1,444,697	29,963
*	Paycom Software Inc.	775,406	29,179
*	Rackspace Hosting Inc.	1,144,647	28,983
*	Viavi Solutions Inc.	4,748,880	28,921
	Cogent Communications Holdings Inc.	809,450	28,080
*	Rambus Inc.	2,342,976	27,155
*	HubSpot Inc.	470,493	26,494
*	Synchronoss Technologies Inc.	746,351	26,294
	Power Integrations Inc.	537,629	26,145
*	Rovi Corp.	1,563,448	26,047
*	NETGEAR Inc.	595,855	24,972
	NIC Inc.	1,257,009	24,738
*	Semtech Corp.	1,299,671	24,590
*	Progress Software Corp.	949,798	22,795
*	RealPage Inc.	1,014,201	22,769
*	Bottomline Technologies de Inc.	762,816	22,679
*	RingCentral Inc. Class A	960,649	22,652
*	Envestnet Inc.	757,573	22,614
	CSG Systems International Inc.	623,941	22,449
*	Advanced Energy Industries Inc.	785,962	22,188
	West Corp.	1,002,464	21,623
*	Marketo Inc.	728,807	20,924
*	Lumentum Holdings Inc.	937,732	20,649
*	Cvent Inc.	584,427	20,402
*	Cabot Microelectronics Corp.	465,899	20,397
*	QLogic Corp.	1,669,092	20,363
*	BroadSoft Inc.	573,763	20,288
*	Infoblox Inc.	1,074,246	19,755
*	Web.com Group Inc.	981,206	19,634
*	Inphi Corp.	703,111	18,998

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
	Pegasystems Inc.	690,724	18,995
	Monotype Imaging Holdings Inc.	801,445	18,946
*	Ixia	1,521,220	18,909
*	Insight Enterprises Inc.	745,093	18,717
*	Super Micro Computer Inc.	759,299	18,610
*,^	3D Systems Corp.	2,136,377	18,565
*,^	Gogo Inc.	1,033,373	18,394
*	Ruckus Wireless Inc.	1,671,638	17,903
	ADTRAN Inc.	1,002,549	17,264
*	ScanSource Inc.	532,763	17,166
^	Ebix Inc.	519,579	17,037
*	Diodes Inc.	731,826	16,817
*	GoDaddy Inc. Class A	522,468	16,750
	Quality Systems Inc.	1,030,411	16,610
*,^	Ubiquiti Networks Inc.	505,580	16,022
*	InvenSense Inc.	1,556,927	15,927
*	New Relic Inc.	433,581	15,795
*	Lattice Semiconductor Corp.	2,361,409	15,278
	Brooks Automation Inc.	1,287,440	13,750
*	Endurance International Group Holdings Inc.	1,231,292	13,458
*	Gigamon Inc.	504,602	13,407
*	Cray Inc.	389,329	12,634
*	Mercury Systems Inc.	656,580	12,055
*,^	Shutterstock Inc.	361,612	11,695
*	Amkor Technology Inc.	1,906,332	11,591
*	Xura Inc.	452,597	11,125
*	Unisys Corp.	1,001,254	11,064
*	Virtusa Corp.	266,886	11,033
*	Interactive Intelligence Group Inc.	348,346	10,945
	Computer Programs & Systems Inc.	214,501	10,671
*	FormFactor Inc.	1,167,076	10,504
*	Loral Space & Communications Inc.	257,670	10,490
*	Ultratech Inc.	522,941	10,365
*,^	Hortonworks Inc.	461,622	10,110
*	CEVA Inc.	406,688	9,500
*	Nimble Storage Inc.	1,028,266	9,460
*	Applied Micro Circuits Corp.	1,484,452	9,456
*,^	Box Inc.	655,511	9,151
*	Intralinks Holdings Inc.	988,931	8,970
*,^	Pure Storage Inc. Class A	569,884	8,873
*	Actua Corp.	738,635	8,457
*,^	Textura Corp.	389,387	8,403
*,^	Benefitfocus Inc.	230,689	8,395
*,^	2U Inc.	294,795	8,248
*	Barracuda Networks Inc.	427,610	7,988
	Epiq Systems Inc.	598,440	7,822
*	Blucora Inc.	782,062	7,664
*	Harmonic Inc.	1,770,284	7,205
*	LivePerson Inc.	1,035,011	6,986
*	Sonus Networks Inc.	945,357	6,740
*	Calix Inc.	833,697	6,561
*	Tangoe Inc.	748,200	6,277
	Comtech Telecommunications Corp.	307,078	6,169
	Forrester Research Inc.	197,598	5,628
*,^	OPOWER Inc.	464,327	4,903
*	Jive Software Inc.	931,685	3,801
*,^	Castlight Health Inc. Class B	759,616	3,244
*,^	Rapid7 Inc.	206,795	3,129
*	ChannelAdvisor Corp.	215,112	2,979
*	MobileIron Inc.	790,047	2,852
*	Systemax Inc.	260,147	2,237
*	Quantum Corp.	2,373,939	2,208
*	Match Group Inc.	103,992	1,409
*	Rocket Fuel Inc.	236,414	825

Small-Cap Index Fund

			Market
			Value
		Shares	($000)
*	Pendrell Corp.	1,606,564	805
*	Square Inc.	5,940	78
*	Piksel Inc.	241	—
			6,512,483
Telecommunications (0.3%)
	Telephone & Data Systems Inc.	1,819,265	47,101
*	Vonage Holdings Corp.	3,649,558	20,949
	Consolidated Communications Holdings Inc.	964,117	20,198
	Atlantic Tele-Network Inc.	214,208	16,758
	EarthLink Holdings Corp.	2,080,532	15,458
*	Cincinnati Bell Inc.	4,216,379	15,179
*,^	Iridium Communications Inc.	1,618,180	13,609
^	Windstream Holdings Inc.	2,085,774	13,432
*,^	Globalstar Inc.	8,086,572	11,645
*	United States Cellular Corp.	257,754	10,519
*,^	Intelsat SA	531,102	2,209
			187,057
Utilities (4.3%)
	AGL Resources Inc.	2,401,674	153,251
	Atmos Energy Corp.	2,027,541	127,816
	TECO Energy Inc.	4,698,471	125,214
	ITC Holdings Corp.	3,064,601	120,286
	Westar Energy Inc. Class A	2,823,125	119,729
	UGI Corp.	3,451,012	116,506
	Aqua America Inc.	3,523,968	105,014
	Piedmont Natural Gas Co. Inc.	1,582,079	90,210
	Great Plains Energy Inc.	3,083,290	84,205
	Vectren Corp.	1,652,575	70,102
	IDACORP Inc.	1,005,856	68,398
	Questar Corp.	3,495,956	68,101
	Portland General Electric Co.	1,774,917	64,554
	Cleco Corp.	1,209,316	63,138
	WGL Holdings Inc.	996,413	62,764
	Hawaiian Electric Industries Inc.	2,148,544	62,200
	New Jersey Resources Corp.	1,715,417	56,540
	NorthWestern Corp.	962,059	52,192
	ONE Gas Inc.	1,038,126	52,083
	ALLETE Inc.	974,583	49,538
	Southwest Gas Corp.	895,674	49,405
	Laclede Group Inc.	819,684	48,697
	PNM Resources Inc.	1,585,469	48,468
	Black Hills Corp.	1,002,199	46,532
	Avista Corp.	1,178,190	41,673
	NRG Energy Inc.	3,138,796	36,944
	National Fuel Gas Co.	803,286	34,341
	South Jersey Industries Inc.	1,383,274	32,535
	MGE Energy Inc.	699,727	32,467
*	Dynegy Inc.	2,399,712	32,156
	El Paso Electric Co.	815,967	31,415
	American States Water Co.	731,054	30,668
	Northwest Natural Gas Co.	551,753	27,924
	Ormat Technologies Inc.	691,555	25,221
	Empire District Electric Co.	878,516	24,660
*	Avangrid Inc.	616,557	23,676
	California Water Service Group	961,552	22,375
	TerraForm Power Inc. Class A	1,523,445	19,165
*	Talen Energy Corp.	1,676,289	10,443
*,^	Sunrun Inc.	388,929	4,578
*	Vivint Solar Inc.	427,854	4,090
	Atlantic Power Corp.	1,098,563	2,164
			2,341,438
Total Common Stocks (Cost $45,856,081)			53,679,805

Small-Cap Index Fund

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (2.2%)[1]
Money Market Fund (2.2%)
3,4	Vanguard Market Liquidity Fund	0.363%		1,171,603,570	1,171,604

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
5,6	Federal Home Loan Bank Discount Notes	0.331%	4/13/16	620	619
5,6	Federal Home Loan Bank Discount Notes	0.391%	5/27/16	1,000	998
5,6	Federal Home Loan Bank Discount Notes	0.572%	6/22/16	5,000	4,987
6	United States Treasury Bill	0.536%	6/9/16	1,000	998
6	United States Treasury Note/Bond	0.375%	5/31/16	5,000	4,998
					12,600
Total Temporary Cash Investments (Cost $1,184,205)					1,184,204
Total Investments (101.7%) (Cost $47,040,286)					54,864,009
Other Assets and Liabilities (-1.7%)
Other Assets
Investment in Vanguard					4,862
Receivables for Investment Securities Sold					6,741
Receivables for Accrued Income					87,005
Receivables for Capital Shares Issued					101,748
Other Assets					107
Total Other Assets					200,463
Liabilities
Payables for Investment Securities Purchased					(46,546)
Collateral for Securities on Loan					(932,404)
Payables for Capital Shares Redeemed					(105,611)
Payables to Vanguard					(35,162)
Other Liabilities					(7,608)
Total Liabilities					(1,127,331)

Net Assets (100%)					53,937,141

At December 31, 2015, net assets consisted of:
					Amount
					($000)
Paid-in Capital					48,569,159
Overdistributed Net Investment Income					(28,872)
Accumulated Net Realized Losses					(2,430,308)
Unrealized Appreciation (Depreciation)
Investment Securities					7,823,723
Futures Contracts					2,131
Swap Contracts					1,308
Net Assets					53,937,141

Investor Shares—Net Assets
Applicable to 76,510,494 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)					4,057,539
Net Asset Value Per Share—Investor Shares					$53.03

ETF Shares—Net Assets
Applicable to 103,681,539 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)					11,478,091
Net Asset Value Per Share—ETF Shares					$110.71

Small-Cap Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 404,187,778 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	21,441,040
Net Asset Value Per Share—Admiral Shares	$53.05

Institutional Shares—Net Assets
Applicable to 189,195,170 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	10,035,937
Net Asset Value Per Share—Institutional Shares	$53.05

Institutional Plus Shares—Net Assets
Applicable to 45,224,928 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	6,924,534
Net Asset Value Per Share—Institutional Plus Shares	$153.11

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $875,518,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and swap contracts. After giving effect to futures and swap investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and
1.7%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $932,404,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $9,886,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Small-Cap Index Fund

Statement of Operations

	Year Ended	Year Ended
	December 31,	December 31,
	2016	2015
	($000)	($000)
Investment Income
Income
Dividends	964,753	786,472
Interest[1]	1,692	420
Securities Lending—Net	51,566	48,537
Total Income	1,018,011	835,429
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4,715	3,698
Management and Administrative—Investor Shares	5,940	7,298
Management and Administrative—ETF Shares	4,909	6,171
Management and Administrative—Admiral Shares	8,947	12,381
Management and Administrative—Institutional Shares	3,926	5,153
Management and Administrative—Institutional Plus Shares	1,946	2,108
Marketing and Distribution—Investor Shares	875	1,052
Marketing and Distribution—ETF Shares	815	1,115
Marketing and Distribution—Admiral Shares	2,522	2,495
Marketing and Distribution—Institutional Shares	273	789
Marketing and Distribution—Institutional Plus Shares	98	408
Custodian Fees	1,422	1,353
Auditing Fees	44	43
Shareholders' Reports—Investor Shares	89	105
Shareholders' Reports—ETF Shares	663	431
Shareholders' Reports—Admiral Shares	207	200
Shareholders' Reports—Institutional Shares	155	146
Shareholders' Reports—Institutional Plus Shares	71	75
Trustees' Fees and Expenses	45	38
Total Expenses	37,662	45,059
Net Investment Income	980,349	790,370
Realized Net Gain (Loss)[2]
Investment Securities Sold	1,309,386	2,726,740
Futures Contracts	44,048	(2,236)
Swap Contracts	23,815	(20,006)
Realized Net Gain (Loss)	1,377,249	2,704,498
Change in Unrealized Appreciation (Depreciation)
Investment Securities	7,977,668	(5,657,095)

Small-Cap Index Fund

Statement of Operations

Futures Contracts	(7,312)	1,565
Swap Contracts	(1,829)	(253)
Change in Unrealized Appreciation (Depreciation)	7,968,527	(5,655,783)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,326,125	(2,160,915)

1	For the years ended December 31, 2016 and December 31, 2015, interest income from an affiliated company of the fund was $1,633,000 and $400,000, respectively.
2	For the years ended December 31, 2016 and December 31, 2015, realized net gain (loss) from an affiliated company of the fund were $14,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Small-Cap Index Fund

Statement of Changes in Net Assets

Year Ended December 31,		! 2016
		($000
	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	980,349	790,370
Realized Net Gain (Loss)	1,377,249	2,704,498
Change in Unrealized Appreciation (Depreciation)	7,968,527	(5,655,783)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,326,125	(2,160,915)
Distributions
Net Investment Income
Investor Shares	(62,250)	(55,298)
ETF Shares	(227,380)	(164,546)
Admiral Shares	(399,294)	(309,236)
Institutional Shares	(189,498)	(148,089)
Institutional Plus Shares	(120,494)	(101,667)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(998,916)	(778,836)
Capital Share Transactions
Investor Shares	(288,011)	(344,117)
ETF Shares	2,612,289	2,265,366
Admiral Shares	2,568,322	2,571,958
Institutional Shares	1,232,054	605,267
Institutional Plus Shares	52,625	1,305,476
Net Increase (Decrease) from Capital Share Transactions	6,177,279	6,403,950
Total Increase (Decrease)	15,504,488	3,464,199
Net Assets
Beginning of Period	53,937,141	50,472,942
End of Period[1]	69,441,629	53,937,141

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($23,248,000) and ($28,872,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Small-Cap Index Fund

Financial Highlights

Investor Shares For a Share Outstanding! Year Ended December 31,					!Throughout Each
Period
Investor Shares
For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of
Period	$53.03	$55.86	$52.69	$38.74	$33.38
Investment Operations
Net Investment Income	.843	.727	.730	.609	.659
Net Realized and Unrealized Gain
(Loss) on Investments	8.734	(2.840)	3.148	13.958	5.363
Total from Investment Operations	9.577	(2.113)	3.878	14.567	6.022
Distributions
Dividends from Net Investment
Income	(.857)	(.717)	(.708)	(.617)	(.662)
Distributions from Realized Capital
Gains	—	—	—	—	—
Total Distributions	(.857)	(.717)	(.708)	(.617)	(.662)
Net Asset Value, End of Period	$61.75	$53.03	$55.86	$52.69	$38.74

Total Return[1]	18.17%	-3.78%	7.37%	37.62%	18.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,401	$4,058	$4,606	$5,041	$3,813
Ratio of Total Expenses to Average
Net Assets	0.18%	0.20%	0.23%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.55%	1.33%	1.40%	1.39%	1.82%
Portfolio Turnover Rate[2]	14%	11%	10%	29%	14%

1	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Small-Cap Index Fund

Financial Highlights

ETF Shares For a Share Outstanding! Year Ended December 31,					!Throughout Each
Period
ETF Shares
For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of
Period	$110.71	$116.61	$110.02	$80.89	$69.70
Investment Operations
Net Investment Income	1.899	1.668	1.707	1.424	1.500
Net Realized and Unrealized Gain
(Loss) on Investments	18.221	(5.931)	6.556	29.145	11.194
Total from Investment Operations	20.120	(4.263)	8.263	30.569	12.694
Distributions
Dividends from Net Investment
Income	(1.930)	(1.637)	(1.673)	(1.439)	(1.504)
Distributions from Realized Capital
Gains	—	—	—	—	—
Total Distributions	(1.930)	(1.637)	(1.673)	(1.439)	(1.504)
Net Asset Value, End of Period	$128.90	$110.71	$116.61	$110.02	$80.89

Total Return	18.31%	-3.65%	7.51%	37.80%	18.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,153	$11,478	$9,833	$8,217	$4,691
Ratio of Total Expenses to Average
Net Assets	0.06%	0.08%	0.09%	0.09%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.45%	1.54%	1.54%	1.96%
Portfolio Turnover Rate[1]	14%	11%	10%	29%	14%

1	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Small-Cap Index Fund

Financial Highlights

Admiral Shares For a Share Outstanding! Year Ended December 31,					!Throughout Each
Period
Admiral Shares
For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of
Period	$53.05	$55.87	$52.72	$38.76	$33.39
Investment Operations
Net Investment Income	.910	.797	.817	.681	.717
Net Realized and Unrealized Gain
(Loss) on Investments	8.733	(2.833)	3.133	13.968	5.372
Total from Investment Operations	9.643	(2.036)	3.950	14.649	6.089
Distributions
Dividends from Net Investment
Income	(.923)	(.784)	(.800)	(.689)	(.719)
Distributions from Realized Capital
Gains	—	—	—	—	—
Total Distributions	(.923)	(.784)	(.800)	(.689)	(.719)
Net Asset Value, End of Period	$61.77	$53.05	$55.87	$52.72	$38.76

Total Return[1]	18.30%	-3.64%	7.50%	37.81%	18.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,778	$21,441	$20,034	$10,126	$6,541
Ratio of Total Expenses to Average
Net Assets	0.06%	0.08%	0.09%	0.09%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.45%	1.54%	1.54%	1.96%
Portfolio Turnover Rate[2]	14%	11%	10%	29%	14%

1	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Small-Cap Index Fund

Financial Highlights

Institutional Shares For a Share Outstanding! Year Ended December 31,

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of
Period	$53.05	$55.87	$52.71	$38.76	$33.39
Investment Operations
Net Investment Income	.915	.803	.821	.686	.724
Net Realized and Unrealized Gain
(Loss) on Investments	8.734	(2.834)	3.144	13.957	5.372
Total from Investment Operations	9.649	(2.031)	3.965	14.643	6.096
Distributions
Dividends from Net Investment
Income	(.929)	(.789)	(.805)	(.693)	(.726)
Distributions from Realized Capital
Gains	—	—	—	—	—
Total Distributions	(.929)	(.789)	(.805)	(.693)	(.726)
Net Asset Value, End of Period	$61.77	$53.05	$55.87	$52.71	$38.76

Total Return	18.32%	-3.63%	7.53%	37.80%	18.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,030	$10,036	$9,975	$9,185	$5,955
Ratio of Total Expenses to Average
Net Assets	0.05%	0.07%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.68%	1.46%	1.55%	1.55%	1.98%
Portfolio Turnover Rate[1]	14%	11%	10%	29%	14%

1	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Small-Cap Index Fund

Financial Highlights

Institutional Plus Shares For a Share Outstanding! Year Ended December 31,

Institutional Plus Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of
Period	$153.11	$161.27	$152.16	$111.87	$96.37
Investment Operations
Net Investment Income	2.660	2.353	2.405	2.007	2.114
Net Realized and Unrealized Gain
(Loss) on Investments	25.213	(8.203)	9.062	40.311	15.506
Total from Investment Operations	27.873	(5.850)	11.467	42.318	17.620
Distributions
Dividends from Net Investment
Income	(2.703)	(2.310)	(2.357)	(2.028)	(2.120)
Distributions from Realized Capital
Gains	—	—	—	—	—
Total Distributions	(2.703)	(2.310)	(2.357)	(2.028)	(2.120)
Net Asset Value, End of Period	$178.28	$153.11	$161.27	$152.16	$111.87

Total Return	18.33%	-3.62%	7.55%	37.85%	18.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,080	$6,925	$6,024	$4,323	$2,435
Ratio of Total Expenses to Average
Net Assets	0.04%	0.05%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to
Average Net Assets	1.69%	1.48%	1.57%	1.57%	2.00%
Portfolio Turnover Rate[1]	14%	11%	10%	29%	14%

1	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Small-Cap Index Fund

Notes to Financial Statements

Vanguard Small-Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund's performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Small-Cap Index Fund

During the years ended December 31, 2016 and December 31, 2015, the fund's average investments in long and short futures contracts represented less than 1% and 0%, and less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund's target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund's maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the years ended December 31, 2016 and December 31, 2015, the fund's average amounts of investments in total return swaps each represented less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund's tax positions taken for all open federal income tax years (December 31, 2013-2016), and has concluded that no provision for federal income tax is required in the fund's financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value

Small-Cap Index Fund

of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund's regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund's board of trustees and included in Management and Administrative expenses on the fund's Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2016, December 31, 2015, or at any time during the periods then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund's liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Small-Cap Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. For the years ended December 31, 2016 and December 31, 2015, the fund had contributed to Vanguard capital in the amount of $5,075,000 and $4,862,000, respectively, representing 0.01% of the fund's net assets at each respective year-end, and 2.03% and 1.94%, respectively of Vanguard’s capitalization. The fund's trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund's investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	69,163,525	—	5,630
Temporary Cash Investments	1,094,637	17,766	—
Futures Contracts—Liabilities[1]	(1,574)	—	—
Swap Contracts—Assets	—	801	—
Swap Contracts—Liabilities	—	(1,322)	—
Total	70,256,588	17,245	5,630
1 Represents variation margin on the last day of the reporting period.

The following table summarizes the market value of the fund's investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	53,677,439	—	2,366
Temporary Cash Investments	1,171,604	12,600	—
Futures Contracts—Liabilities[1]	(2,120)	—	—
Swap Contracts—Assets	—	1,334	—
Swap Contracts—Liabilities	—	(26)	—
Total	54,846,923	13,908	2,366
1 Represents variation margin on the last day of the reporting period.

Small-Cap Index Fund

D. At December 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value Long	Appreciation
Futures Contracts	Expiration	Contracts	(Short) (Depreciation)
E-mini Russell 2000 Index	March 2017	2,108	143,017	(2,699)
E-mini S&P Mid-Cap 400 Index	March 2017	856	142,019	(2,482)
				(5,181)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value Long	Appreciation
Futures Contracts	Expiration	Contracts	(Short) (Depreciation)
E-mini Russell 2000 Index	March 2016	1,611	182,285	1,985
E-mini S&P Mid-Cap 400 Index	March 2016	225	31,354	146
				2,131

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2016, the fund had the following open total return swap contracts:

				Floating
				Interest	Unrealized
			Notional	Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)	($000)
Ambac Financial Group Inc.	1/6/17	GSCM	11,012	(1.054%)	(1,322)
SLM Corp.	2/21/17	GSI	33,089	(1.149%)	801
					(521)
GSCM—Goldman Sachs Capital Management.
GSI—Goldman Sachs International.

At December 31, 2016, the counterparty had deposited in segregated accounts securities with a value of $576,000 in connection with amounts due to the fund for open swap contracts.

Small-Cap Index Fund

At December 31, 2015, the fund had the following open total return swap contracts:

				Floating
				Interest	Unrealized
			Notional	Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)	($000)
Ambac Financial Group Inc.	1/11/16	GSBUSA	3,252	(0.693%)	(26)
Empire State Realty Trust Inc.	2/17/16	GSBUSA	12,207	(0.695%)	388
SLM Corp.	3/24/16	GSI	29,302	(0.818%)	946
					1,308
GSBUSA—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.

At December 31, 2015, the counterparty had deposited in segregated accounts securities with a value of $1,462,000 in connection with amounts due to the fund for open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund's investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended December 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $335,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies held at December 31, 2015, had unrealized appreciation of $7,784,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

During the years ended December 31, 2016 and December 31, 2015, the fund realized $1,372,134,000 and $3,204,238,000, respectively of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund's swap contracts are treated as ordinary income (loss) for tax purposes. For the years ended December 31, 2016 and December 31, 2015, the fund had swap contracts of realized gains of $23,815,000 and realized losses of $20,006,000 respectively, of which have been reclassified from accumulated net realized losses to overdistributed net investment income.

For tax purposes, at December 31, 2016, the fund had $17,043,000 of ordinary income available for distribution. At December 31, 2016, the fund had available capital losses totaling $2,454,536,000 to offset future net capital gains. Of this amount, $946,157,000 is subject to expiration dates; $342,008,000 may be used to offset future net capital gains through December 31, 2017, and

Small-Cap Index Fund

$604,149,000 through December 31, 2018. Capital losses of $1,508,379,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

For tax purposes, at December 31, 2015, the fund had $12,678,000 of ordinary income available for distribution. At December 31, 2015, the fund had available capital losses totaling $2,428,148,000 to offset future net capital gains. Of this amount, $946,157,000 is subject to expiration dates; $342,008,000 may be used to offset future net capital gains through December 31, 2017, and $604,149,000 through December 31, 2018. Capital losses of $1,481,991,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At December 31, 2016 and December 31, 2015, the cost of investment securities for tax purposes was $54,487,647,000 and $47,048,070,000, respectively. Net unrealized appreciation of investment securities for tax purposes consisted of unrealized gains on securities that had risen in value since their purchase and unrealized losses on securities that had fallen in value since their purchase:

			($000)
			Net Unrealized
	Unrealized	Unrealized	Appreciation
	Gains	Losses	(Depreciation)
2016	19,284,318	(3,490,407)	15,793,911
2015	12,587,003	(4,771,064)	7,815,939

F. During the years ended December 31, 2016 and December 31, 2015, purchases and sales of investment securities, other than temporary cash investments were:

	($000)	($000)
	Purchases	Sales
2016	17,786,079	11,420,569
2015	18,555,526	12,142,217

During the year ended December 31, 2016 and December 31, 2015, purchases and sales, in connection with in-kind purchases and sales of the fund’s capital share were:

	($000)	($000)
	Purchases	Sales
2016	5,563,402	3,032,246
2015	8,511,788	6,363,001

G.	Capital share transactions for each class of shares were:

Small-Cap Index Fund

			Year Ended December 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	654,942	11,797	789,795	13,998
Issued in Lieu of Cash Distributions	59,371	1,025	52,866	995
Redeemed	(1,002,324)	(18,063)	(1,186,778)	(20,951)
Net Increase (Decrease)—Investor Shares	(288,011)	(5,241)	(344,117)	(5,958)
ETF Shares
Issued	5,724,040	48,032	8,612,974	73,729
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,111,751)	(26,400)	(6,347,608)	(54,375)
Net Increase (Decrease)—ETF Shares	2,612,289	21,632	2,265,366	19,354
Admiral Shares
Issued	5,993,757	107,648	5,433,397	96,234
Issued in Lieu of Cash Distributions	360,518	6,212	280,050	5,270
Redeemed	(3,785,953)	(68,327)	(3,141,489)	(55,875)
Net Increase (Decrease)—Admiral Shares	2,568,322	45,533	2,571,958	45,629
Institutional Shares
Issued	2,898,327	51,533	2,887,916	51,179
Issued in Lieu of Cash Distributions	180,076	3,099	139,432	2,624
Redeemed	(1,846,349)	(32,869)	(2,422,081)	(43,144)
Net Increase (Decrease)—Institutional Shares	1,232,054	21,763	605,267	10,659
Institutional Plus Shares
Issued	720,960	4,425	2,240,610	13,600
Issued in Lieu of Cash Distributions	117,213	701	97,241	634
Redeemed	(785,548)	(5,029)	(1,032,375)	(6,361)
Net Increase (Decrease)—Institutional Plus Shares	52,625	97	1,305,476	7,873

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.